Offer to Purchase for Cash
                              by
               The Brazilian Investment Fund, Inc.
           up to 523,461.312 Shares of its Common Stock
                              at
  a Price Net Per Share Equal to the Net Asset Value Per Share
                          _________________

  THE  OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
            NEW YORK CITY TIME, ON FEBRUARY 4, 1997
                 UNLESS THE OFFER IS EXTENDED.
                       ________________

           THIS OFFER IS CONDITIONED UPON, AMONG OTHER THINGS, NO MORE THAN 523,461.312 SHARES BEING TENDERED AND NOT WITHDRAWN AS OF THE EXPIRATION DATE (AS HEREINAFTER DEFINED). IF MORE THAN 523,461.312 SHARES ARE TENDERED, THE FUND WILL NOT PURCHASE ANY SHARES IN THE OFFER AND, PURSUANT TO ARTICLE ELEVENTH OF THE FUND'S ARTICLES OF INCORPORATION, THE BOARD OF DIRECTORS OF THE FUND SHALL CONVENE A SHAREHOLDERS MEETING TO CONSIDER A PLAN OF LIQUIDATION OF THE FUND.

           NEITHER THE FUND NOR ITS BOARD OF DIRECTORS NOR MORGAN STANLEY ASSET MANAGEMENT INC. (THE INVESTMENT ADVISER TO THE FUND) NOR ITS BOARD OF DIRECTORS MAKES ANY RECOMMENDATION TO ANY SHAREHOLDER AS TO WHETHER TO TENDER OR REFRAIN FROM TENDERING SHARES. THE FUND HAS BEEN ADVISED THAT NO DIRECTOR OR EXECUTIVE OFFICER OF THE FUND INTENDS TO TENDER ANY SHARES PURSUANT TO THE OFFER.

                           IMPORTANT

           Any  shareholder desiring to tender all or any
portion of  his  shares  of  Common  Stock  of  the  Fund
should either (1) complete and sign the Letter of Transmittal or a facsimile thereof in accordance with the instructions in  the  Letter  of Transmittal,  and  mail or deliver the
Letter of  Transmittal  or such  facsimile with his
certificates for the tendered Shares if such Shareholder has been issued physical certificates, signature guarantees for
all shareholders tendering uncertificated  Shares and   any
other required documents to the Depository, or (2) request his broker, dealer, commercial bank, trust company or other nominee to effect the transaction for him. Shareholders having Shares registered in the name of a broker, dealer, commercial bank, trust company or other nominee are urged to contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender Shares so registered.

           Questions and requests for assistance may be directed to the Depository in the manner set forth on page
17 of this Offer to Purchase. Requests for additional copies of this Offer to Purchase and the Letter of Transmittal may also be directed to the Depository.


January 6, 1997



NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY RECOMMENDATION ON BEHALF OF THE FUND OR MORGAN STANLEY ASSET MANAGEMENT INC. AS TO WHETHER SHAREHOLDERS SHOULD TENDER OR REFRAIN FROM TENDERING SHARES PURSUANT TO THE OFFER. NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE
OFFER OTHER THAN THOSE CONTAINED IN THIS OFFER TO PURCHASE OR IN THE LETTER OF TRANSMITTAL. IF GIVEN OR MADE, ANY SUCH RECOMMENDATION OR ANY SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND.

                        TABLE OF CONTENTS
                        -----------------
  Section                                                  Page
  -------                                                  ----

    1.       Terms of the Offer; Expiration Date            2

    2.       Acceptance for Payment and
             Payment for Shares                             3

    3.       Procedure for Tendering Shares                 4

    4.       Rights of Withdrawal                           6

    5.       Certain United States Federal Income Tax
             Consequences of the Offer                      6

    6.       Price Range of Shares; Dividends               9

    7.       Purpose of the Offer; Certain Effects of
             the Offer                                      9

    8.       Source and Amount of Funds                     10

    9.       Certain Information Concerning
             the Fund                                       11

    10.      Interest of Directors and Executive
             Officers; Transactions and Arrangements
             Concerning the Shares                          12

    11.      Certain Legal Matters; Regulatory
             Approvals                                      12

    12.      Certain Conditions of the Offer                13

    13.      Fees and Expenses                              15

    14.      Miscellaneous                                  15

To  the Holders of Common Stock of The Brazilian Investment
-----------------------------------------------------------
Fund, Inc.:
-----------

            The  Brazilian  Investment  Fund,  Inc.,  a
Maryland corporation (the "Fund"), hereby offers to purchase
523,461.312 shares  of  its  Common  Stock, par value   $.01  per
share (the "Shares"), at a price per Share, net to the seller in cash, equal to the net asset value in U.S. dollars ("NAV") per share as of 5:00 P.M., New York City time on the Expiration Date (as herein defined) upon the terms and subject to the conditions set forth in this Offer to Purchase and in the related Letter of Trans mittal (which together constitute the "Offer").

           THE OFFER IS CONDITIONED UPON NO MORE THAN
523,461.312 SHARES  BEING  TENDERED AND NOT WITHDRAWN AS  OF
THE  EXPIRATION DATE. THE OFFER IS ALSO SUBJECT TO CERTAIN
OTHER CONDITIONS.  SEE SECTION 12.

           THIS  OFFER IS BEING MADE PURSUANT TO ARTICLE
ELEVENTH OF  THE  FUND'S  ARTICLES OF INCORPORATION ("ARTICLE
ELEVENTH"), WHICH  REQUIRES THE FUND, FOR SO LONG AS THE FUND'S
COMMON   STOCK  IS   NOT   LISTED ON A STOCK  EXCHANGE,  TO  MAKE
PERIODIC OFFERS TO PURCHASE ALL SHARES OF ITS COMMON STOCK. IF MORE THAN 523,461.312 SHARES ARE TENDERED, THE FUND WILL NOT PURCHASE ANY
SHARES IN THE OFFER  AND, PURSUANT TO ARTICLE ELEVENTH, THE
BOARD OF  DIRECTORS OF  THE  FUND SHALL CONVENE A SHAREHOLDERS
MEETING TO CONSIDER  A PLAN OF LIQUIDATION OF THE FUND.

          NEITHER THE FUND NOR ITS BOARD OF DIRECTORS NOR MORGAN STANLEY ASSET MANAGEMENT INC. (THE "INVESTMENT ADVISER") NOR ITS BOARD OF DIRECTORS MAKES ANY RECOMMENDATION TO ANY SHAREHOLDER AS TO WHETHER TO TENDER OR REFRAIN FROM
TENDERING  SHARES.   EACH SHAREHOLDER  MUST MAKE HIS OWN
DECISION WHETHER TO TENDER SHARES AND, IF SO, HOW MANY SHARES TO TENDER AND AT WHAT PRICES.THE FUND HAS BEEN ADVISED THAT NO DIRECTOR OR EXECUTIVE OFFICER OF THE FUND
INTENDS TO TENDER ANY SHARES PURSUANT TO THE OFFER.

          As of January 3, 1997, there was outstanding
1,046,922.625 Shares. As of December 31, 1996, there was approximately
53 holders of  record of  Shares.   The Shares are not currently
publicly  traded. On January 3, 1997, the NAV per Share was
$46.36. Shareholders are urged  to contact Chase Global Funds
Services Company (the "Depository") at (800) 221-6726 to obtain current NAV quotations for the Shares.
See Section 6. Pursuant to the requirements of  Article
Eleventh, the Fund currently
intends each quarter to make a tender offer for its shares of Common Stock at a price per share equal to the then current NAV.

           Any Shares acquired by the Fund pursuant to the Offer will become treasury Shares and will be available for issuance by the Fund without further shareholder action (except as required by applicable law). Tendering shareholders will not be obligated to pay brokerage fees or commissions or, subject to Instruction 6 of the Letter of Transmittal, transfer taxes on the purchase of Shares by the Fund.

           1. Terms of the Offer; Expiration Date. Upon the terms and subject to the conditions set forth in the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the Fund will accept for payment, and pay for, all Shares validly tendered on or prior to the Expiration Date (as herein defined) and not withdrawn as permitted by Section 4. The term "Expiration Date" means 12:00 Midnight, New York City time, on February 4, 1997, unless and until the Fund, in its sole discretion, shall have extended the period for which the Offer is open, in which event the term "Expiration Date" shall mean the latest time and date on which the Offer, as so extended by the Fund, shall expire.

           The Fund expressly reserves the right, in its sole discretion, at any time or from time to time, to extend the period of time during which the Offer is open by giving oral or written notice of such extension to the
Depository.   Any  such extension will also be publicly
announced by press release issued no later than 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

          The Fund confirms that if it makes a material change in the terms of the Offer or the information concerning the Offer, or if it waives a material condition of the Offer, the Fund will extend the Offer to the extent required by Rules 13e-4(d)(2) and 13e-4(e)(2) under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

           During any extension, all Shares previously tendered and not withdrawn will remain subject to the Offer, subject to the right of a tendering shareholder to withdraw his Shares. See Section 4.

          Subject to the applicable regulations of the
Securities and   Exchange  Commission  (the  "Commission"),
the  Fund  also expressly reserves the right, in its sole
discretion, at any time or  from time to time (i) to delay
acceptance for payment of, or, regardless
of  whether such Shares were therefore  accepted  for
payment,  payment for,
any Shares or to terminate the  Offer and not  accept  for
payment  or pay for any  Shares  not therefore accepted for
payment, or paid for, upon the occurrence of any  of the
conditions  specified  in Section 12  and  (ii)  waive  any
condition or otherwise amend the Offer in any respect, by
giving oral or written notice of such delay, termination or
amendment to the  Depository and by making a public announcement thereof.  The Fund  confirms that its reservation of the right to delay payment for  Shares which it has accepted for payment is limited by  Rule 13e-4(f)(5) under the Exchange Act, which requires that a  tender offer  or pay  the consideration offered
or   return   the   tendered  securities   promptly   after   the
termination or withdrawal of a tender offer. If, following the Expiration Date, the Fund is permitted under applicable law to delay acceptance for payment of or payment for Shares and does so, the Fund may not thereafter assert conditions to the Offer to delay or avoid acceptance for payment of or payment for Shares except to the extent permitted by applicable law. The Fund has been advised by the Staff of the Commission that the Exchange Act and the rules and regulations promulgated thereunder require that all conditions to the Offer, other than the receipt of certain governmental approvals, must be satisfied or waived prior to the Expiration Date.

           Any extension, delay, termination or amendment will
be followed  as  promptly  as  practicable  by  public
announcement thereof,  such  announcement in the case of an
extension  to  be issued  no later than 9:00 A.M., New York
City time, on the  next business  day  after  the previously scheduled  Expiration  Date. Subject  to applicable law
(including Rule 13e-4(e)(2) under  the Exchange  Act,  which requires that any material  change  in  the information
published,  sent  or  given  to   shareholders
in connection   with   the   Offer  be  promptly   disseminated
to shareholders   in   a  manner  reasonably  designed   to
inform shareholders of such change) and without limiting the
manner   in  which   the  Fund  may choose  to  make  any  public
announcement, the Fund shall have no obligation to publish, advertise or otherwise communicate any such public announcement other than by making a release to the Dow Jones News Service.

           2.   Acceptance  for Payment and Payment  for Shares.
Upon  the  terms  and  subject to the  conditions  of  the
Offer (including,  if the Offer is extended or amended, the
terms  and conditions of  any such extension or amendment), the
Fund   will accept for payment, and will pay for, all Shares that are validly tendered  and not withdrawn as promptly as practicable
after   the Expiration Date.  Subject to applicable rules of  the
Commission, the Fund expressly reserves the right to delay acceptance for payment of, or payment for, Shares in order to comply, in whole or in part, with any applicable law. See

Section 1. In all cases, payment for Shares tendered and accepted for payment pursuant to the Offer will be made only after timely receipt by the Depository of certificates for such Shares (unless such Shares are held in uncertificated form), a properly completed and duly executed Letter of Transmittal
(or facsimile  thereof)  and any other required documents.

           For purposes of the Offer, the Fund will be deemed to have accepted for payment Shares validly tendered and not withdrawn as, if and when the Fund gives oral or written notice to the Depository of its acceptance for payment of such Shares pursuant to the Offer. Payment for Shares accepted for payment pursuant to the Offer will be made by deposit of the aggregate purchase price therefor with the Depository, which will act as agent for the tendering shareholders for purpose of receiving payments from the Fund and transmitting such payments to the tendering shareholders. Under no circumstances will interest on the purchase price for Shares be paid, regardless of any delay in making such payment.

           If any tendered Shares are not accepted for payment pursuant to the terms and conditions of the Offer for any reason, or if certificates are submitted for more Shares than are tendered, certificates for such unpurchased Shares will be returned, without expense to the tendering shareholder, as soon as practicable following expiration or termination of the Offer.

           3.  Procedure for Tendering Shares.  For a
shareholder validly  to  tender  Shares pursuant to  the
Offer, a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees and any other required documents, must be transmitted to and received by the Depository at one of its addresses set forth on page 17 of this Offer to Purchase and,
if such shareholder's tendered Shares are   represented  by
certificates, the certificates for the tendered Shares must be received by the Depository at such address, in each case prior to the Expiration Date.

            Signatures on Letters of Transmittal must be
guaranteed by  a  firm which is a member of a registered
national securities exchange  or  of the National Association of Securities  Dealers, Inc. (the "NASD") or by a commercial bank or trust company having an  office,  branch or agency in the United States (an  "Eligible Institution")  in cases where
Shares held in uncertificated  form are tendered.  If the
certificates are registered in the name  of a  person other
than the signer of the Letter of Transmittal  the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed
exactly as the name or names of the registered owner or owners appear on the certificates,  with the signature(s)  on the
certificates  or  stock powers guaranteed   as  aforesaid.    The
method of delivery of all required documents is at the election and risk of each tendering shareholder. If delivery is by mail,
registered   mail   with   return  receipt  requested,   properly
insured, is recommended.

           To  prevent  United States federal income  tax
backup withholding with respect to the purchase price of Shares purchased pursuant to the Offer, a shareholder who does not otherwise establish an exemption from such backup
withholding must   provide   the   Depository  with  his
correct    taxpayer identification  number and certify that
he is not subject to backup withholding by completing the Substitute Form W-9 included in the Letter of Transmittal. Foreign shareholders who have not previously submitted a Form W-8 to the Fund must do so in order to avoid backup withholding. See Section 5.

           All  questions  as to the validity, form,
eligibility (including  time of receipt) and acceptance for
payment  of  any tender  of  Shares will be determined by the
Fund,  in  its  sole discretion, which determination shall be final and binding. The Fund reserves the absolute right to reject any and all tenders of Shares  it  determines not to be in proper
form  or  the  acceptance for  payment  of   which  may,  in  the
opinion of its counsel, be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the tender of any Shares. No tender of Shares will be deemed to have been validly made until all defects and irregularities have been cured or waived. None of the Fund, the Investment Adviser, the Depository or any other person will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification. The Fund's interpretation of the terms and conditions of the Offer (including the Letter of Transmittal and instructions thereto) will be final and binding.

           In all cases, payment for Shares tendered and accepted for payment pursuant to the Offer will be made only after timely receipt by the Depository of certificates for such Shares (unless such Shares are held in uncertificated form), properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof) and any other required documents.

           The tender of Shares pursuant to any of the
procedures described   above  will  constitute  an  agreement
between the tendering shareholder and the Fund upon the terms and subject to the conditions of the Offer.

           4. Rights of Withdrawal. Tenders of Shares made pursuant to the Offer are irrevocable except that Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date, and, unless therefore accepted for payment by the Fund pursuant to the Offer, may also be withdrawn at any time after March 5, 1997.

           To  be  effective,  a written, telegraphic,  telex
or facsimile transmission notice of withdrawal must be timely received by the Depository at one of its addresses set forth on page 17 of this Offer to Purchase. Any notice of withdrawal must specify the name of the person having tendered the Shares to be withdrawn, the number of Shares to be
withdrawn and the names  in which   the   Shares  to  be
withdrawn  are   registered. The signature(s) on the notice of
withdrawal must be guaranteed by an Eligible Institution. If certificates have been delivered to the Depository, the name of the registered holder and the serial numbers of the particular certificates evidencing the Shares withdrawn must also be furnished to the Depository as aforesaid prior to
the physical release of such certificates.   All  questions as
to  the  form  and validity (including time of receipt)   of  any
notice of withdrawal will be determined by the Fund, in its sole discretion, which determination shall be final and binding.
None of the Fund, the Investment Adviser, the Depository, or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give such notification. Any Shares properly withdrawn will be deemed not to have been validly tendered for purposes of the Offer. However, withdrawn Shares may be retendered by following the procedures described in Section 3 at any time prior to the Expiration Date.

          If the Fund is delayed in its acceptance for payment
of Shares,  or  is  unable  to  accept for payment  Shares
tendered pursuant to the Offer, for any reason, then, without
prejudice  to  the  Fund's   rights   under   this   Offer,   the
Depository may, nevertheless, on behalf of the Fund, retain tendered Shares, and such Shares may not be withdrawn except to the extent that tendering shareholders are entitled to withdrawal rights as set forth in this Section 4.

            5.   Certain  United  States  Federal Income Tax
Consequences of the Offer. The discussion below is a summary of the material United States federal income tax consequences
of  a sale  of  Shares  pursuant  to the Offer.   Certain
shareholders (including insurance companies, tax-exempt organizations and financial institutions or broker-dealers) may be subject to special rules not discussed below.

           The sale of Shares pursuant to the Offer will be treated as a "sale or exchange" if the sale (a) is "not essentially equivalent to a dividend" with respect to the shareholder, (b) is "substantially disproportionate" with respect to the shareholder, or (c) results in a "complete termination" of all of the shareholder's interest in the Fund. In determining whether any of these tests is met, Shares considered to be owned by the shareholder by reason of certain constructive ownership rules, as well as Shares actually owned, will be taken into account. Thus, a shareholder may be deemed to own Shares actually owned, and in some cases constructively owned, by certain related individuals and certain entities in which the shareholder has an interest (or which have an interest in the shareholder) and Shares which such shareholder has the right to acquire by exercise of an option. In addition, each shareholder should be aware that, under certain circumstances, a sale or purchase of Shares contemporaneous with the Offer may be taken into account in determining whether any of the tests is satisfied.

          Whether a sale will be "not essentially equivalent to a dividend" with respect to any shareholder will depend on the shareholder's facts and circumstances and on the response of other shareholders to the Offer, but will, in any event, require a "meaningful reduction" in a shareholder's interest in the Fund. The sale of Shares by a shareholder will be "substantially disproportionate" with respect to such shareholder if after the sale (i) the percentage of the outstanding Shares that the shareholder actually and
constructively owns is less than 80%  of the   percentage   of
the  outstanding  Shares   actually   and
constructively owned by such shareholder immediately before the sale, and (ii) the shareholder owns less than 50%
of  the outstanding  Shares.   Finally, if a shareholder  sells
all the Shares actually owned by him, such shareholder may be eligible to waive certain constructive ownership provisions and, thus, meet the requirements for a "complete termination" of his interest in the Fund.

          If any of the above tests is satisfied, the shareholder will recognize gain (or loss) in the amount by which the purchase price received by the shareholder pursuant to the Offer is greater (or less) than the shareholder's tax basis in the Shares sold. Such gain (or loss) will be capital gain (or loss) if the Shares are held as a capital asset and will be long-term capital gain (or loss) if the Shares have been held for more than one year. However, any such loss will be treated as a long-term capital loss to the extent of any long-term capital gain dividends and undistributed long-term capital gains included in income by the shareholder with respect to such Shares, if the Shares have been held for 6 months or less.

Additionally, any such loss will be disallowed to the extent the Shares sold are replaced within the 61-day period beginning 30 days before the Shares are sold, and the disallowed loss will be reflected in an adjustment to the basis of the Shares acquired.

           If  none  of  the  above tests is satisfied,  (i)
the shareholder will be treated as having received a dividend in  the amount  of the cash received for the Shares sold
pursuant to the Offer, assuming that the Fund's current or accumulated earnings and profits equal or exceed the cash paid to shareholders  which is  treated as a dividend and (ii)
the shareholder's tax basis in the  Shares sold to the Fund
will  be  transferred  to any remaining  Shares   held   by   the
shareholder. If the shareholder does not actually own any remaining Shares, such shareholder may be permitted to transfer such basis to
Shares  owned  by  a   related person  or  may  lose  such  basis
entirely. The amount treated as a dividend will not be eligible  for
the dividends-received   deduction  allowed  to  domestic   corporate
shareholders.

           The  Depository  may be required  to  backup
withhold United States federal income tax at the rate of 31% of the gross payment made pursuant to the Offer to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been  notified  by  the Internal  Revenue  Service  that  they
are  subject  to   backup withholding. Corporate   shareholders
and   certain    other shareholders  are  exempt  from
such  backup  withholding. Any amounts  withheld may be credited
against   a  shareholder's  United  States  federal  income   tax
liability.

           The  Depository will withhold 30% of the gross
payment to   a  shareholder  that  is  a  nonresident  alien
individual, fiduciary  of  a foreign trust or estate, foreign corporation  or foreign partnership  (a "foreign  shareholder")
unless   the  Depository   determines  that  a  reduced  rate  of
withholding or an exemption from withholding is applicable pursuant to an applicable income tax treaty.  (Exemption from backup
withholding does  not exempt a foreign shareholder from the 30%
withholding). The Depository will determine a shareholder's
status as a foreign shareholder  and  eligibility  for  a
reduced  rate  of,  or  an exemption  from,  withholding, by reference to the  shareholder's address  and  to any valid
certificates or statements  concerning eligibility   for   a
reduced  rate  of,  or   exemption   from, withholding,  unless
facts and circumstances indicate  that  such reliance  is not warranted.  A foreign shareholder that  has  not previously
submitted the appropriate certificates or  statements with
respect to a reduced rate of, or exemption from, withholding for  which such shareholder may be eligible should consider
doing so in
order to avoid over-withholding.  A foreign shareholder may be
eligible   to   obtain   a  refund  of  tax  withheld   if   such
shareholder meets one of the three tests for sale or exchange treatment described above or is otherwise able to establish that no tax, or a reduced amount of tax, was due.

           THE  UNITED  STATES FEDERAL INCOME TAX DISCUSSION
SET  FORTH    ABOVE  IS    INCLUDED   FOR  GENERAL    INFORMATION
ONLY. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE SALE
OF  SHARES PURSUANT  TO THE OFFER, INCLUDING THE APPLICATION
AND  EFFECT  OF STATE,  LOCAL, FOREIGN OR OTHER TAX LAWS AND
ANY POSSIBLE CHANGES IN TAX LAWS.

           6. Price Range of Shares; Dividends. The Shares are not currently publicly traded. During the past two years the NAVs per Share as of 5:00 P.M. on the last day of each of the Fund's fiscal quarters are as follows:

          December 31, 1994           $129.97
          March 31, 1995               $57.82
          June 30, 1995                $68.06
          September 30, 1995           $73.96
          December 31, 1995            $64.14
          March 31, 1996               $40.92
          June 30, 1996                $50.25
          September 30, 1996           $53.90
          December 31, 1996            $52.72

           The NAV per Share as of 5:00 P.M., January 3, 1997 was
$46.36 per Share.

           IT IS ANTICIPATED THAT NO CASH DIVIDEND WILL BE DECLARED BY THE BOARD OF DIRECTORS WITH A RECORD DATE OCCURRING BEFORE THE EXPIRATION OF THE OFFER AND THAT, ACCORDINGLY, HOLDERS OF SHARES PURCHASED PURSUANT TO THE OFFER WILL NOT RECEIVE ANY SUCH DIVIDEND WITH RESPECT TO
SUCH  SHARES.   THE  AMOUNT  AND FREQUENCY OF DIVIDENDS IN THE
FUTURE WILL DEPEND ON CIRCUMSTANCES EXISTING AT THAT TIME.

          7. Purpose of the Offer; Certain Effects of the Offer. The purpose of the Offer is to fulfill the Fund's obligation pursuant to Article Eleventh. Article Eleventh provides for so long as the Shares are not listed on a stock exchange, the Fund must make a tender offer, on the Monday following the first Friday of each of

January,  April,  July  and October, to   purchase  all   of  the
outstanding Shares at a price per Share equal to  the  NAV   per  Share.
Pursuant to Article Eleventh, in the event that 50% or more of the then outstanding Shares are tendered in any one tender offer, the Fund shall not purchase any Shares in the tender offer and the Fund's Board of Directors shall convene a shareholders' meeting to consider a resolution to liquidate the Fund.

           Any Shares acquired by the Fund pursuant to the Offer will become treasury Shares and will be available for issuance by the Fund without further shareholder action (except as required by applicable law or the rules of national securities exchanges on which the Shares are listed).

           NEITHER  THE FUND NOR ITS BOARD OF DIRECTORS  NOR
THE INVESTMENT  ADVISER  NOR  ITS  BOARD  OF  DIRECTORS   MAKES
ANY RECOMMENDATION TO ANY SHAREHOLDER AS TO WHETHER TO TENDER OR REFRAIN FROM TENDERING ANY OR ALL OF SUCH SHAREHOLDER'S
SHARES AND  NONE  OF SUCH PERSONS HAS AUTHORIZED ANY PERSON TO
MAKE  ANY SUCH   RECOMMENDATION.   SHAREHOLDERS  ARE  URGED
TO   EVALUATE CAREFULLY  ALL  INFORMATION  IN  THE  OFFER,
CONSULT THEIR OWN INVESTMENT AND TAX ADVISORS AND MAKE THEIR OWN DECISIONS WHETHER TO TENDER SHARES AND, IF SO, HOW MANY SHARES TO TENDER AND AT WHAT PRICE OR PRICES.

           8.  Source and Amount of Funds.  If 523,461.312
Shares were  to be purchased pursuant to the Offer, the cost to
the    Fund   (excluding   expenses)   would   be   approximately
$24,267,666.42 based on a NAV per Share of $46.36 as of January 3, 1997. The actual cost to the Fund cannot be determined at this time because the number of Shares to be purchased will depend on the number tendered, and the price will be based on the NAV per Share on the Expiration Date, which may be more or less than $46.36.

           The monies to be used by the Fund to purchase Shares pursuant to the Offer will be obtained from cash and from sales of securities in the investment portfolios of the
Fund and  BIFFundo   de   Investimento-Capital  Estrangeiro
(the "Investment Fund"). The selection of which portfolio securities to sell will be governed by principles of prudent portfolio management, taking into account investment merit,
relative liquidity and applicable legal  requirements.   In
accordance with its stated investment policies, the Fund has concentrated its investments in the equity securities of companies that are registered with the Commisao de Valores Mobili rios, the Brazilian Securities Commission. The Brazilian securities markets are subject to price volatility and limited liquidity. If the Fund must sell a substantial amount of portfolio securities to raise cash, the market prices of portfolio securities, and hence the Fund's net asset value, can be expected to decline. If such a decline occurs, the Fund cannot predict what its magnitude might be, or whether such a decline would be temporary or continue to the Expiration Date. Because the Fund's tender offer price is dependent upon NAV per Share as determined on the Expiration Date, if such a decline continued to the Expiration Date, the consideration received by a tendering shareholder would be reduced.

           The Fund will sell portfolio securities during the pendency of the Offer to raise cash for the purchase of Shares. Thus, during the pendency of the Offer, and possibly for a short time thereafter, the Fund will hold a greater than normal percentage of its net assets in cash and cash equivalents. The Fund is required by law to pay for tendered Shares it accepts for payment promptly after the Expiration Date of this Offer. Because the Fund will not know the number of Shares tendered until the Expiration Date, the Fund will not know until the Expiration Date the amount of cash required to pay for such Shares. If on or prior to the Expiration Date the Fund does not have, or believes it is unlikely to have, sufficient cash to pay for all Shares tendered, it may extend the Offer to allow additional time to sell portfolio securities and raise sufficient cash. As of January 3, 1997, the Fund had no position in cash and cash equivalents.

           If the Fund purchases a substantial number of Shares pursuant to the Offer, the net assets of the Fund would be reduced accordingly. In such case the Fund would have a higher expense ratio and possibly less investment flexibility than it currently has.

           9.  Certain Information Concerning the Fund.  The
Fund is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland and registered under the Investment Company Act of 1940. Its investment objective is long-term capital appreciation through investment primarily in equity securities of Brazilian companies.

           Exhibit A to this Offer contains the Fund's audited financial statements for the fiscal years ended
December 31, 1994 and December 31, 1995 and unaudited financial statements for the nine month period ended September 30, 1996.

           The  Fund  is subject to the information and
reporting requirements of the Investment Company Act of 1940 and in accordance therewith is obligated to file reports and other information with the Commission relating to its business, financial condition and other matters. The Fund has also filed an Issuer Tender Offer Statement on Schedule 13E-4 with the Commission. Such
reports  and  other  information  should   be
available for inspection at the public reference room at the Commission's office 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C., and also should be available for inspection and copying at the following regional offices of the Commission: Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois; 7 World Trade Center, New York, New York. Copies may be obtained, by mail, upon payment of the Commission's customary charges, by writing to its principal office at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549.

           10.   Interest  of  Directors and Executive
Officers; Transactions and Arrangements Concerning the Shares. Neither the Fund nor any subsidiary of the Fund nor, to the best of the Fund's knowledge, any of the Fund's executive officers or directors or associates of any of the foregoing, has effected any transaction in Shares during the past 40 business days.

           Except as set forth in this Offer to Purchase, neither the Fund, nor, to the best of the Fund's knowledge, any of the Fund's executive officers or directors, or any of the executive officers or directors of any of its subsidiaries, is a party to any contract, arrangement, understanding or relationship with any other person relating, directly or indirectly to the Offer with respect to any securities of the Fund, including, but not limited to, any contract, arrangement, understanding or relationship concerning the transfer or the voting of any such securities, joint ven tures, loan or option arrangements, puts or calls, guaranties of loans, guaranties against loss or the giving or withholding of proxies, consents or authorizations.

            11. Certain Legal Matters; Regulatory Approvals. The Fund's investment in Brazilian securities has been registered as foreign  investment with the Central Bank of  Brazil,  which has issued  a  Certificate of Registration for the  foreign
currency value of such investment. Based  on the  Certificate of
Registration,   the  Fund's  current  investment   in
Brazilian securities may be repatriated in order to permit the Fund to purchase  Shares  in the Offer.  The Fund is  not  aware  of any approval  or  other  action  by any government  or
governmental, administrative  or  regulatory authority or
agency, domestic or foreign, that would be required for the acquisition or ownership of Shares by the Fund as contemplated
herein.   Should   any   such  approval  or  other   action    be
required, the Fund presently contemplates that such approval or other
action will   be  sought. The Fund is unable to predict whether  it  may determine that it is
required to delay the acceptance for payment of, or
payment  for, Shares tendered pursuant to the Offer pending the outcome of  any such matter.  There can be no assurance that any such approval or other  action,  if needed, would be
obtained without  substantial conditions  or  that the failure to obtain any such  approval  or other  action  might  not
result in adverse consequences  to  the Fund's  business.   The
Fund's obligations under the Offer to accept for payment and pay for Shares are subject to certain conditions. See
Section 12.

           12.  Certain Conditions of the Offer.
Notwithstanding any other provision of the Offer except as otherwise provided in Section 1, the Fund shall not be required to accept for payment or pay for any Shares, may postpone the acceptance for payment of, or payment for, tendered Shares, and may, in its reasonable discretion, terminate or amend the Offer as to any Shares not then paid for if (i) more than 523,461.312 Shares are tendered and not withdrawn as of the Expiration Date, or (ii) in the judgment of the Investment Adviser, the assets of the Fund are not sufficiently liquid to fund the purchase of the Shares in the Offer, or (iii) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund's investment objectives and policies in order to purchase Shares tendered pursuant to the Offer, or (iv) at or prior to the time of expiration date for any such Shares (whether or not any Shares have therefore been accepted for payment or paid for pursuant to the Offer), any of the following events shall occur:

                (a)   there  shall be  threatened,
          instituted or pending any action, proceeding or application before any court or governmental authority or other regulatory or administrative agency or commission, domestic or foreign, by any government or governmental authority or other regulatory or administrative agency or commission, domestic or foreign, or by any other person, domestic or foreign challenging the acquisition by the Fund of the Shares or seeking to restrain, delay or prohibit the making of the Offer, or the acceptance for payment, purchase of, or payment for, some or all of the Shares or resulting in a delay in, or restricting, the ability of the Fund, or rendering the Fund unable, to accept for payment, purchase or pay for some or all of the Shares, or otherwise directly or indirectly relating in any manner to or affecting the Offer; or

                (b)  any statute, rule, regulation or order
          or injunction shall be sought, proposed, enacted, promulgated, entered, enforced or deemed or become applicable to the Offer or any other action shall have been taken, proposed or threatened, by any government, governmental authority or other regulatory or administrative agency or commission or court, or any other person, domestic or foreign, that, in the reasonable judgment of the Fund, might, directly or indirectly, result in any of the consequences referred to in paragraph (a) above; or

                (c)   there  shall  have  occurred
          (i) any general suspension of, or limitation on times or prices for, trading in securities on any national securities exchange or in the over-the counter market or in any securities exchange in Brazil, (ii) a declaration of a banking moratorium or any suspension of payments in respect of banks
          in   the   United  States  or  Brazil,   (iii)   a
          commencement of a war, armed hostilities or other international or national calamity directly or indirectly involving the United States or Brazil,
          (iv) any limitation (whether or not mandatory) by any governmental authority on, or any other event which, in the reasonable judgment of the Fund, might affect, the extension of credit by banks or other
          lending    institutions   or   foreign    currency
          transactions by such institutions or (v) in the case of any of the foregoing existing at the time of the commencement of the Offer, in the reasonable judgment of the Fund, a material acceleration or worsening thereof; or

                (d)  any change (or any condition,
          event   or  development  involving  a  prospective
          change) shall have occurred or be threatened in the general economic, financial, currency exchange or market conditions in the United States, in Brazil or abroad that, in the reasonable judgment of the Fund, has or may have a material adverse effect upon the value of the assets of the Fund; or

                (e)   any  other event shall  have
          occurred or condition shall exist which in the judgment of the Fund would have a material adverse effect on the Fund, its assets or its shareholders or any such event will occur or such condition shall exist if the Fund were to purchase Shares in the Offer which in the sole judgment of the Fund with respect to each and every matter referred to above and regardless of the circum stances (including any action or inaction by the Fund) giving rise to any such condition, makes it inadvisable to proceed with the Offer or with such acceptance for payment or payment.

          The foregoing conditions are for the sole benefit of the Fund and may be asserted by the Fund regardless of the circum stances (including any action or inaction by the Fund) giving rise to any such conditions or may be waived by the Fund in whole or in part at any time and from time to time in its sole discretion. The failure by the Fund at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time. Any determination by the Fund concerning the events described in this Section shall be final and binding on all parties.

           A public announcement shall be made of a material change in, or waiver of, such conditions, and the Offer may, in certain circumstances, be extended in connection with any such change or waiver.

           13. Fees and Expenses. The Depository is not charging compensation for its services in connection with the Offer. The Fund has agreed to indemnify the Depository against certain liabilities and expenses in connection with the Offer, including liabilities under the federal securities laws. Brokers, dealers, commercial banks and trust companies will be reimbursed by the Fund for customary mailing and handling expenses incurred by them in forwarding material to their customers.

           Chase Global Funds Services Company, which is the Depository for the Offer, is an affiliate of The Chase Manhattan Bank ("Chase"), which provides administrative services to the Fund pursuant to an Administration Agreement. As part of such agreement, the Fund has agreed to pay to Chase an annual fee of $75,000 plus .08% of the average weekly net assets of the Fund, computed weekly and payable monthly.

           14. Miscellaneous. The Offer is not being made to (nor will tenders be accepted from or on behalf of) holders of Shares in any jurisdiction in which the making of the Offer or the acceptance thereof would not be in compliance with the laws of such jurisdiction. The Fund may, in its sole discretion, take such action as it may deem necessary to make the Offer in any such jurisdiction.

           The Fund is not aware of any jurisdiction in which the making of the Offer or the acceptance of Shares in connection therewith would not be in compliance with the laws of such jurisdiction. Consequently, the Offer is currently being made to all holders of Shares. However, the Fund reserves the right to exclude shareholders in any jurisdiction in which it is asserted that the Offer cannot lawfully be made. So long as the Fund makes a good faith effort to comply with any state law deemed applicable to the Offer, the Fund believes that the exclusion of shareholders residing in such jurisdiction is permitted under Rule 13e-4(f)(9) promulgated under the Exchange Act.

          The Fund has filed with the Commission an Issuer Tender Offer Statement on Schedule l3E-4 pursuant to Section 13(e)(1) of the Exchange Act and Rule l3e-4 of the General Rules and Regulations under the Exchange Act, furnishing certain additional information with respect to the Offer, and may file amendments thereto. Such Statement and any amendments thereto, including exhibits, may be examined and copies may be obtained from the principal office of the Commission in Washington, D.C. in the manner set forth in Section 9.

           No person has been authorized to give any information or make any representation on behalf of the Fund not contained in this Offer to Purchase or in the Letter of Transmittal and, if given or made, such information or representation must not be relied upon as having been authorized.


                         THE BRAZILIAN INVESTMENT FUND, INC.

January 6, 1997

           Facsimile copies of the Letter of Transmittal will be accepted. The Letter of Transmittal, certificates for the Shares and any other required documents should be sent by each shareholder of the Fund or his broker-dealer, commercial bank, trust company or other nominee to the Depository as follows:

                The Depository for the Offer is:
                --------------------------------
               Chase Global Funds Services Company

              By Mail, Overnight Courier or Hand:
              -----------------------------------
                       73 Tremont Street
                     Boston, MA 02108-3913

       By Facsimile Transmission:      Confirm by Telephone:
       --------------------------      ---------------------
            (617) 557-8697               (800) 221-6726

           Any questions or requests for assistance or additional copies of the Offer to Purchase and the Letter of Transmittal may be directed to Susan DiBona at the Depository at the following telephone number: (800) 221-6726. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Brazilian Investment Fund, Inc.
Investment Summary as of September 30, 1996
-----------------------------------------------------------------
---------------
-----------------------------------------------------------------
---------------

HISTORICAL
INFORMATION (UNAUDITED)
                                       TOTAL RETURN (%)
                       ------------------------------------------
------

                         NET ASSET VALUE (2)         INDEX (1)(3)
                       -----------------------  -----------------
------
                                                          AVERAGE
AVERAGE
                          CUMULATIVE       ANNUAL      CUMULATIVE
ANNUAL
                       -----------------------  -----------------
------
FISCAL  YEAR  TO  DATE          51.87%          --         24.42%
--
ONE   YEAR                      31.70        31.70%         10.78
10.78%
FIVE   YEAR                    236.16        27.44         304.01
32.21
SINCE   INCEPTION*            257.81         27.03         248.93
26.37

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

-----------------------------------------------------------------
---------------

RETURNS AND PER SHARE INFORMATION

A BAR CHART REFLECTING THE DATA BELOW IS REFLECTED HERE.

           YEARS           ENDED           DECEMBER           31:
NINE MONTHS
                                  1991*        1992          1993
1994       1995     ENDED 9/30/96 (UNAUDITED)
Net Asset Value Per Share      $ 63.31    $ 55.28    $ 83.58    $
129.97    $ 64.14                     $ 53.90
Income  Dividends                      -           -            -
$ 1.80          -                      $ 0.02
Capital  Gains Distributions           -           -      $  7.06
$ 6.65    $ 37.73                     $ 30.75
Fund  Total  Return  (2)           26.62%     -12.68%      72.52%
68.32%    -26.61%                      51.87%
Index Total Return (1)(3)
**                                 3.48%       0.32%       99.45%
69.83%    -20.24%                      24.42%

(1) Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. The Fund's shares are issued in a private placement and not traded; therefore, market value total investment return is not calculated.

(3) The IFC Total Return Index for Brazil is an unmanaged index of common stocks.

 * The Fund commenced operations on June 4, 1991.

** Unaudited.

The Brazilian Investment Fund, Inc.
Portfolio Summary as of September 30, 1996 (Unaudited)
-----------------------------------------------------------------
---------------
-----------------------------------------------------------------
---------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities            96.9%
Short-Term Investments        3.1%

-----------------------------------------------------------------
---------------

SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Appliances & Household Durables          7.9%
Banking                                  8.4%
Beverages                                4.7%
Broadcasting & Publishing                3.2%
Energy Sources                           3.1%
Food & Household Products                3.2%
Merchandising                           19.3%
Telecommunications                      29.1%
Textiles & Apparel                       4.0%
Utilities - Electrical & Gas            16.2%
Other                                    0.9%

-----------------------------------------------------------------
---------------

TEN LARGEST HOLDINGS
                                  PERCENT OF NET
                                      ASSETS
                                  ---------------
       1.  Telebras                      28.6%
       2.  Lojas Renner                  19.3
       3.  Casa Anglo                     5.7
       4.  Brahma                         4.7
       5.  Eletrobras                     4.4

                                  PERCENT OF NET
                                      ASSETS
                                  ---------------

       6.  Celesc GDR                     4.3%
       7.  Itaubanco                      3.9
       8.  TV Filme, Inc.                 3.3
       9.  Petrobras                      3.1
      10.  Coteminas                      2.9
                                          ---
                                         80.2%
                                          ---
                                          ---

-----------------------------------------------------------------
---------------

INVESTMENTS (UNAUDITED)
---------

SEPTEMBER 30, 1996

                                                  VALUE
                                    SHARES        (000)
-------------------------------------------------------
------------
BRAZILIAN INVESTMENT FUND (101.9%)
-------------------------------------------------------
------------
BRAZILIAN NON-VOTING PREFERRED STOCKS (101.3%)
(Unless otherwise noted)
-------------------------------------------------------
-------------
APPLIANCES & HOUSEHOLD DURABLES (7.9%)
  Casa Anglo                    64,628,195  U.S.$3,102
  Lojas Arapua                  73,400,000       1,236
                                            -----------
                                                 4,338
                                            -----------
-------------------------------------------------------
-------------
BANKING (8.4%)
  Banco Bradesco               145,947,395       1,244
  Banco Nacional               112,483,664           6
  Itaubanco                      5,147,500       2,135
  Unibanco                      42,570,000       1,208
                                            -----------
                                                 4,593
                                            -----------
-------------------------------------------------------
-------------
BEVERAGES (4.7%)
  Brahma                         4,161,489       2,588
                                            -----------
-------------------------------------------------------
-------------
BROADCASTING & PUBLISHING
   (3.2%)
  TV Filme, Inc. (Common)          130,000       1,788
                                            -----------
-------------------------------------------------------
-------------
BUILDING MATERIALS & COMPONENTS (0.6%)
  Cia Cimento Portland Itau      1,240,000         330
                                            -----------
-------------------------------------------------------
-------------
ENERGY SOURCES (3.1%)
  Petrobras                     14,475,000       1,701
                                            -----------
-------------------------------------------------------
-------------
FOOD & HOUSEHOLD PRODUCTS (3.2%)
  Lorenz                        63,065,000       1,235
  Pao de Acucar GDR                 12,950         248
  Pao de Acucar GDR 144A            13,530         260
                                            -----------
                                                 1,743
                                            -----------
-------------------------------------------------------
-------------
INDUSTRIAL COMPONENTS (0.4%)
  Schulz                        15,018,000         235
                                            -----------
-------------------------------------------------------
-------------
MERCHANDISING (19.3%)
  Lojas Renner                 183,169,000      10,585
                                            -----------
-------------------------------------------------------
-------------
METALS -- NON-FERROUS (0.8%)
  CVRD                                  23           1
  CVRD ADR                          22,600         446
                                            -----------
                                                   447
                                            -----------
-------------------------------------------------------
-------------
MULTI-INDUSTRY (0.4%)
  Itausa                           320,000         251
                                            -----------
-------------------------------------------------------
-------------
TELECOMMUNICATIONS (29.1%)
  Telebras                     167,099,895      13,142
  Telebras ADR                       8,450         663
  Telebras (Common)             29,153,000       1,896
  Telesp                           245,601          48
  Telesp (Common)                1,200,473         203
                                            -----------
                                                15,952
                                            -----------
-------------------------------------------------------
-------------
TEXTILES & APPAREL (4.0%)
  Coteminas                      4,458,000       1,616
  Wentex                           162,000         563
                                            -----------
                                                 2,179
                                            -----------
-------------------------------------------------------
-------------

                                                  VALUE
                                    SHARES        (000)

-------------------------------------------------------
-------------
UTILITIES -- ELECTRICAL & GAS (16.2%)
  Celesc GDR                        27,460  U.S.$2,368
  CESP                                  90           1
  Copel (Common)               142,140,000       1,420
  CPFL                          17,758,000       1,217
  Electropaulo (Common)          2,742,000         269
  Eletrobras ADR                       250           3
  Eletrobras 'B' (Common)        9,118,000       2,402
  FLCL (Common)                213,200,000         240
  Light (Common)                 3,209,000         996
                                            -----------
                                                 8,916
                                            -----------
-------------------------------------------------------
-------------
TOTAL BRAZILIAN NON-VOTING PREFERRED STOCKS
  (Cost U.S. $45,223)                           55,646
                                            -----------
-------------------------------------------------------
-------------
                                  FACE
                                 AMOUNT
                                  (000)
-------------------------------------------------------
------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (0.6%)
  Brazilian Real (Cost U.S.
    $321)                        BRL   328         321
                                            -----------
-------------------------------------------------------
-------------
TOTAL BRAZILIAN INVESTMENT FUND (101.9%)
  (Cost U.S. $45,544)                           55,967
                                            -----------
-------------------------------------------------------
-------------
SHORT-TERM INVESTMENT (2.7%)
-------------------------------------------------------
-------------
REPURCHASE AGREEMENT (2.7%)
  Chase Securities, Inc.
    5.40%, dated 9/30/96, due
    10/1/96, to be
    repurchased at U.S.
    $1,472, collateralized by
    U.S. $1,085 United States
    Treasury Notes 10.625%,
    due 8/15/15, valued at
    U.S. $1,493 (Cost U.S.
    $1,472)                    U.S.$ 1,472       1,472
                                            -----------
-------------------------------------------------------
-------------
TOTAL INVESTMENTS (104.6%)
  (Cost U.S. $47,016)                           57,439
                                            -----------
-------------------------------------------------------
-------------
OTHER ASSETS AND LIABILITIES (-4.6%)
  Other Assets                       8,285
  Liabilities                      (10,834)     (2,549 )
                               -----------  -----------
-------------------------------------------------------
-------------
NET ASSETS (100%)
  Applicable to 1,018,310,
    issued and outstanding
    U.S. $0.01
    par value shares
    (50,000,000 shares
    authorized)                             U.S.$54,890
                                          -------------
-------------------------------------------------------
-------------
NET ASSET VALUE PER SHARE                   U.S.$ 53.90
                                          -------------

---------------------------------------------
---------
ADR -- American Depositary Receipt.

GDR -- Global Depositary Receipt.

The Brazilian Investment Fund, Inc.
Investment Summary as of December 31, 1995
-----------------------------------------------------------------
------------
-----------------------------------------------------------------
------------

HISTORICAL
INFORMATION
                                            TOTAL RETURN (%)
                          ---------------------------------------
-----------

                               NET  ASSET VALUE (2)         INDEX
(1)(3)**
                          -----------------------  --------------
-----------
                                                          AVERAGE
AVERAGE
                            CUMULATIVE     ANNUAL      CUMULATIVE
ANNUAL
                          -----------------------  --------------
-----------
ONE  YEAR                     -26.61%      -26.61%        -20.24%
-20.24%

SINCE   INCEPTION*             135.61        20.59         180.44
25.20

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

-----------------------------------------------------------------
------------

RETURNS AND PER SHARE INFORMATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

YEARS ENDED DECEMBER 31:
                       1991*        1992        1993         1994
1995
Net Asset Value Per Share
                    $ 63.31    $ 55.28    $ 83.58   $ 129.97    $
64.14
Income Dividends
                           -           -           -      $  1.80
-
Capital Gains Distributions
                          -          -     $ 7.06     $ 6.65    $
37.73
Total Return (2)
                       26.62%    (12.68%)      72.52%      68.32%
(26.61%)
Index Total Return (3) **
                        3.48%       0.32%      99.45%      69.83%
(20.24%)

(1) Assumes dividends and distributions, if any, were reinvested.

(2)  Total   investment return  based on  per  share   net  asset
value reflects
  the effects of changes in net asset value on the performance of the Fund
   during   each     period,    and   assumes    dividends    and
distributions,  if
  any,   were  reinvested. The Fund's  shares are  issued  in   a
private
  placement  and   not  traded;  therefore,  market  value  total
investment
 return is not calculated.

(3) IFC Total Return Index for Brazil

*   The Fund commenced operations on June 4, 1991.

**  Unaudited.

The Brazilian Investment Fund, Inc.
Portfolio Summary as of December 31, 1995
-----------------------------------------------------------------
------------
-----------------------------------------------------------------
------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities            99.0%
Short-Term Investments        1.0%

-----------------------------------------------------------------
------------

SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Telecommunications              24.9%
Utilities - Electrical &
Gas                             20.0%
Beverages & Tobacco             13.9%
Banking                         12.1%
Merchandising                    7.7%
Metals -- Non-Ferrous            4.0%
Energy Sources                   3.9%
Textiles & Apparel               2.3%
Machinery & Engineering          2.1%
Industrial Components            2.0%
Other                            7.1%

-----------------------------------------------------------------
------------

TEN LARGEST HOLDINGS

                                     PERCENT OF
                                     NET ASSETS
                                    ------------
       1.  Telebras                       17.4%
       2.  Brahma                         14.0
       3.  Eletrobras (Common)             8.6
       4.  Lojas Renner                    4.8
       5.  Banco Bradesco                  4.6

                                     PERCENT OF
                                     NET ASSETS
                                    ------------

       6.  CVRD                            4.0%
       7.  Petrobras                       4.0
       8.  Banco do Brasil                 3.7
       9.  Telebras ADR                    3.5
      10.  Banco Itau                      3.1
                                           ---
                                          67.7%
                                           ---
                                           ---

FINANCIAL STATEMENTS
---------

STATEMENT OF NET ASSETS
---------

DECEMBER 31, 1995

                                                    VALUE
                                      SHARES        (000)
---------------------------------------------------------
------------
BRAZILIAN INVESTMENT FUND (97.4%)
--------------------------------------------------
----------
BRAZILIAN NON-VOTING PREFERRED STOCKS (96.4%)
(Unless otherwise noted)
---------------------------------------------------------
-------------
APPLIANCES & HOUSEHOLD DURABLES (0.4%)
  Refripar                        43,520,927  U.S.$   87
  Refripar (Common)               23,893,000          42
                                              -----------
                                                     129
                                              -----------
---------------------------------------------------------
-------------
BANKING (12.1%)
  Banco Bradesco                 187,301,708       1,638
  +***Banco Bradesco (Rights)      8,660,218          14
  +Banco do Brasil               117,642,000       1,332
  Banco Itau                       4,032,500       1,124
  **Banco Nacional               112,483,664         232
                                              -----------
                                                   4,340
                                              -----------
---------------------------------------------------------
-------------
BEVERAGES & TOBACCO (13.9%)
  Brahma                          12,187,489       5,016
                                              -----------
---------------------------------------------------------
-------------
ENERGY SOURCES (3.9%)
  Petrobras                       16,640,000       1,421
                                              -----------
---------------------------------------------------------
-------------
FOOD & HOUSEHOLD PRODUCTS (1.3%)
  +Dixie Toga                        461,291         403
  +Dixie Toga (Receipts)              55,167          48
                                              -----------
                                                     451
                                              -----------
---------------------------------------------------------
-------------
INDUSTRIAL COMPONENTS (2.0%)
  Schulz                          24,570,000         721
                                              -----------
---------------------------------------------------------
-------------
MACHINERY & ENGINEERING (2.1%)
  WEG                              1,822,000         750
                                              -----------
---------------------------------------------------------
-------------
MERCHANDISING (7.7%)
  #+Cia Brasileira ADR                76,450         765
  Lojas Americanas                   183,270          26
  +Lojas Arapua ADR                   30,140         256
  Lojas Renner                    64,370,000       1,722
                                              -----------
                                                   2,769
                                              -----------
---------------------------------------------------------
-------------
METALS -- NON-FERROUS (4.0%)
  CVRD                             8,700,000       1,432
                                              -----------
---------------------------------------------------------
-------------
METALS -- STEEL (1.8%)
  Usiminas                       776,700,000         631
                                              -----------
---------------------------------------------------------
-------------

                                                    VALUE
                                      SHARES        (000)

---------------------------------------------------------
------------
TELECOMMUNICATIONS (24.9%)
  Telebras                       130,044,895  U.S.$6,262
  Telebras ADR                        26,200       1,241
  Telebras (Common)               28,453,000       1,101
  Telesp                           1,245,601         183
  Telesp (Common)                  1,200,500         174
                                              -----------
                                                   8,961
                                              -----------
---------------------------------------------------------
-------------
TEXTILES & APPAREL (2.3%)
  Coteminas                        1,200,000         401
  +Wentex                            318,000         439
                                              -----------
                                                     840
                                              -----------
---------------------------------------------------------
-------------
UTILITIES--ELECTRICAL & GAS (20.0%)
  Cemig                           46,400,000       1,027
  #Cemig ADR                          18,357         406
  +CESP                                   90          --
  CPFL                            22,591,000         604
  Eletrobras ADR                      15,250         206
  Eletrobras 'B'                   2,940,000         796
  Eletrobras (Common)             11,372,000       3,077
  Light (Common)                   3,420,000       1,094
                                              -----------
                                                   7,210
                                              -----------
---------------------------------------------------------
-------------
TOTAL BRAZILIAN NON-VOTING PREFERRED
   STOCKS
  (Cost U.S. $36,931)                             34,671
                                              -----------
---------------------------------------------------------
-------------

                                        FACE
                                      AMOUNT
                                       (000)
---------------------------------------------------------
------------
FOREIGN CURRENCY ON DEPOSIT WITH
   CUSTODIAN (1.0%)
  Brazilian Real (Cost U.S.
   $344)                           BRL   334         344
                                              -----------
---------------------------------------------------------
-------------
TOTAL BRAZILIAN INVESTMENT FUND
  (Cost U.S. $37,275)                             35,015
                                              -----------
---------------------------------------------------------
-------------
TOTAL INVESTMENTS (97.4%)
  (Cost U.S. $37,275)                             35,015
                                              -----------
---------------------------------------------------------
-------------

     The accompanying notes are an integral part of the financial statements.

                                      AMOUNT       AMOUNT
                                       (000)        (000)
---------------------------------------------------------
------------
OTHER ASSETS (5.3%)
  Cash                             U.S.$  65
  Receivable for Investments
   Sold                                1,642
  Dividends Receivable                   145
  Deferred Organization Costs             38
  Other Assets                             7  U.S.$1,897
                               -------------  -----------
---------------------------------------------------------
-------------
LIABILITIES (-2.7%)
  Payable for:
    Investments Purchased               (865)
    Professional Fees                    (39)
    Investment Advisory Fees             (21)
    Shareholder Reporting
     Expenses                            (13)
    Administrative and
     Transfer Agent Fees                  (9)
    Directors' Fees and
     Expenses                             (6)
    Brazilian Administrative
     and Custodian Fees                   (4)
    U.S. Custodian Fees                   (1)       (958 )
                               -------------  -----------
---------------------------------------------------------
-------------
NET ASSETS (100%)
  Applicable to 560,593
   issued and outstanding
   U.S. $0.01 par value
   shares (50,000,000 shares
   authorized)                                U.S.$35,954
                                            -------------
---------------------------------------------------------
-------------
NET ASSET VALUE PER SHARE                     U.S.$ 64.14
                                            -------------

---------------------------------------------
---------

   + -- Non-income producing
   ** -- Security valued at fair value -- see Note A-1 to financial statements.
  *** -- Security valued at fair value as determined based on the market value of the underlying security less subscription costs.
   # -- 144A security -- certain conditions for public sale may exist.
ADR -- American Depositary Receipt.

December  31, 1995 exchange rate--Brazilian Real (BRL)  0.9719  =
U.S. $1.00

                                                      AMOUNT
                                                       (000)
---------------------------------------------------------
------------
AT DECEMBER 31, 1995, NET ASSETS CONSISTED OF:
------------------------------------------------------------
  Common Stock                                U.S.$       6
  Capital Surplus                                    20,804
  Accumulated Net Realized
   Gain                                              17,409
  Unrealized Depreciation on
   Investments and Foreign
   Currency Translations                             (2,265)
------------------------------------------------------------
TOTAL NET ASSETS                                U.S.$35,954
                                               -------------

-----------------------------------------------------------------
-------------

     The accompanying notes are an integral part of the financial statements.


YEAR ENDED

DECEMBER 31, 1995
STATEMENT                      OF                      OPERATIONS
(000)
-----------------------------------------------------------------
--------------
INVESTMENT INCOME:
         Dividends...............................................
U.S.$  909
         Interest................................................
25
      Less:  Foreign  Taxes  Withheld............................
(129)
-----------------------------------------------------------------
--------------
         Total   Income..........................................
805
-----------------------------------------------------------------
--------------
EXPENSES
      Investment   Advisory  Fees................................
375
     U.S.  Administrative  and Transfer  Agent  Fees.............
118
      Amortization  of  Organization  Costs......................
89
     Brazilian  Administrative  and  Custodian  Fees.............
63
       Audit   Fees..............................................
56
      Directors'  Fees  and  Expenses............................
31
      Shareholder   Reporting  Expenses..........................
31
       Legal   Fees..............................................
22
       Custodian   Fees..........................................
2
       Other   Expenses..........................................
78
-----------------------------------------------------------------
--------------
         Total   Expenses........................................
865
-----------------------------------------------------------------
--------------
          Net   Investment  Loss.................................
(60)
-----------------------------------------------------------------
--------------
NET REALIZED GAIN
      Investment   Securities  Sold..............................
17,408
      Foreign   Currency  Transactions...........................
32
-----------------------------------------------------------------
--------------
          Net   Realized  Gain...................................
17,440
-----------------------------------------------------------------
--------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
         Investments.............................................
(34,668)
      Foreign   Currency  Translations...........................
(12)
-----------------------------------------------------------------
--------------
         Change  in  Unrealized  Appreciation  (Depreciation)....
(34,680)
-----------------------------------------------------------------
--------------
Total Net Realized Gain and Change in Unrealized
    Appreciation   (Depreciation)................................
(17,240)
-----------------------------------------------------------------
--------------
     NET  DECREASE  IN  NET ASSETS RESULTING FROM  OPERATIONS....
U.S.$(17,300)
-----------------------------------------------------------------
--------------
-----------------------------------------------------------------
--------------

                                                 YEAR       ENDED
YEAR ENDED
                                           DECEMBER   31,    1995
DECEMBER 31, 1995
STATEMENT    OF    CHANGES   IN   NET   ASSETS              (000)
(000)
-----------------------------------------------------------------
------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net Investment Loss...........................
                                        U.S.$  (446)        U.S.$
(60)
    Net Realized Gain.............................
                                                           24,028
17,440
    Change in Unrealized Appreciation
     (Depreciation)...............................
                                                           10,907
(34,680)
-----------------------------------------------------------------
------------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations....................
                                                           34,489
(17,300)
-----------------------------------------------------------------
------------
Distributions:
    In Excess of Net Investment Income............
                                                          (1,122)
--
    Net Realized Gain.............................
                                                          (4,148)
(23,408)
-----------------------------------------------------------------
------------
    Total Distributions...........................
                                                          (5,270)
(23,408)
-----------------------------------------------------------------
------------
Capital Share Transactions:
    Subscription of Shares (4,128 and 25,702
     shares, respectively)........................
                                                              445
1,853
    Reinvestment of Distributions (50,471 and
     286,103 shares, respectively)................
                                                            5,220
23,041
    Repurchase of Shares (53,929 and 376,486
     shares, respectively)........................
                                                          (5,827)
(29,496)
-----------------------------------------------------------------
------------
    Net Decrease in Net Assets Resulting From
     Capital Share Transactions...................
                                                            (162)
(4,602)
-----------------------------------------------------------------
------------
    Total Increase (Decrease).....................
                                                           29,057
(45,310)
Net Assets:
    Beginning of Year.............................
                                                           52,207
81,264
-----------------------------------------------------------------
------------
    End of Year (including accumulated net
     investment loss of U.S. $36 and U.S. $0,
     respectively.................................
                                        U.S.$81,264         U.S.$
35,954
-----------------------------------------------------------------
------------
-----------------------------------------------------------------
------------

     The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
            PERIOD FROM
         JUNE 4, 1991* TO               YEAR ENDED DECEMBER 31,
           DECEMBER 31,    --------------------------------------
------------

SELECTED PER SHARE DATA AND RATIOS:
                   1991           1992         1993          1994
1995
-----------------------------------------------------------------
-------------
NET ASSET VALUE, BEGINNING OF PERIOD...........
             U.S.$50.00      U.S.$63.31   U.S.$55.28   U.S.$83.58
U.S.$129.97
-----------------------------------------------------------------
-------------
Offering Costs.................................
                  (0.21)             --           --           --
--
-----------------------------------------------------------------
------------
Net Investment Income (Loss)...................
                  0.84           (0.09)        1.42        (0.71)
(0.11)
Net Realized and Unrealized Gain (Loss) on
 Investments...................................
                  12.68           (7.94)       33.94        55.55
(27.99)
-----------------------------------------------------------------
------------
    Total from Investment Operations...........
                  13.52           (8.03)       35.36        54.84
(28.10)
-----------------------------------------------------------------
------------
Distributions:
    In Excess of Net Investment Income.........
                    --              --           --        (1.80)
--
    Net Realized Gain..........................
                    --              --        (6.89)       (6.65)
(37.73)
    In Excess of Net Realized Gain.............
                     --              --        (0.17)          --
--
-----------------------------------------------------------------
------------
    Total Distributions........................
                    --              --        (7.06)       (8.45)
(37.73)
-----------------------------------------------------------------
------------
NET ASSET VALUE, END OF PERIOD.................
            U.S.$63.31      U.S.$55.28   U.S.$83.58   U.S.$129.97
U.S.$64.14
-----------------------------------------------------------------
------------
-----------------------------------------------------------------
------------
TOTAL INVESTMENT RETURN:
    Net Asset Value (1)........................
                 26.62%         (12.68)%      72.52%       68.32%
(26.61)%
-----------------------------------------------------------------
------------
-----------------------------------------------------------------
------------
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------
------------
NET ASSETS, END OF PERIOD (THOUSANDS)..........
            U.S.$51,159     U.S.$46,687  U.S.$52,207  U.S.$81,264
U.S.$35,954
-----------------------------------------------------------------
------------
Ratio of Expenses to Average Net Assets........
                     2.00%**(2)          2.27%(2)           2.22%
1.82%       2.07%
Ratio of Net Investment Income (Loss) to
 Average Net Assets............................
                       3.49%**            (0.07)%           1.57%
(0.61)%      (0.14)%
Portfolio Turnover Rate........................
                     1%             36%          40%          52%
112%
-----------------------------------------------------------------
------------

  *Commencement of operations.
 **Annualized.
(1)Total   investment   return based  on per   share  net   asset
value
reflects  the   effects of changes in net  asset  value   on  the
performance of
the Fund  during  each   period,  and  assumes  dividends   and
distributions, if any, were reinvested. The Fund's shares are issued in a private placement and are not traded; therefore, market value total investment return is not calculated. Total return for the periods ended December 31, 1991 and 1992 would have been lower were it not for voluntary expense limits.

(2)Reflects a voluntary  expense limitation in  effect during the period.
As   a result  of  such  limitation, expenses  of  the  Fund  for the
periods ended December 31, 1991 and 1992 reflect a benefit of U.S.$0.10 and  U.S.$0.14, respectively.

Note: Current period permanent book-tax differences, if any, are not included in the calculation of net investment income (loss) per share.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995

----------

     The  Brazilian  Investment  Fund,  Inc.  (the  "Fund")   was
incorporated on
November 7, 1990, and is registered as a non-diversified, closed-
end  management
investment  company under  the Investment Company  Act  of  1940, as amended. The
Fund's common stock  is not  registered under the  Securities Act of 1933.  The
Fund's     investment     objective   is     long-term    capital
appreciation  through
investments primarily in equity  securities. The Fund  makes  its investments  in
Brazil  through an investment fund established in compliance with
Brazilian law.
The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the investment fund and the Fund.

A.    The   following  significant  accounting policies  are   in
conformity  with
generally   accepted   accounting   principles   for   investment
companies. Such policies
are  consistently  followed by  the  Fund in  the  preparation of its financial
statements. Generally accepted accounting  principles may require management  to
make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.   SECURITY   VALUATION:        In    valuing    the     Fund's
assets,    all
     listed   securities, including purchased options, for  which
market quotations
    are readily available are  valued at the last  sales price on the  valuation
     date,   or  if there was no sale on such date, at  the  mean
between the current
     bid and  asked  prices. Securities  which  are traded  over-
the-counter  are
     valued  at the average of the mean  of current bid and asked prices obtained
    from reputable  brokers.  All  non-equity  securities  as  to which  market
     quotations  are  readily  available  are  valued  at   their
market  values.
     Short-term securities  which  mature  in  60 days  or   less
are  valued  at
    amortized  cost. Other securities and assets for which market values are not
    readily available (including investments which are subject to limitations as
     to  their   sale   or for  which  a ready  market   for  the
securities  in  the
     quantities owned by the Fund does not exist) are valued at fair value as determined  in  good faith by the  Board of  Directors  (the
"Board"),  although
    the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

      Accumulated   undistributed   net  investment   income  and
accumulated realized
     gain  have   been adjusted  for current  and  prior   period
permanent  book-tax
     differences. Current period adjustments arose principally from differing book-tax treatments for foreign currency transactions and net operating losses.

3.  REPURCHASE AGREEMENTS:  In connection with
transactions  in repurchase agreements,  a bank as custodian  for the Fund takes
     possession  of  the  underlying securities,  the   value  of
which  equals  or
      exceeds    the   principal   amount   of   the   repurchase
transaction, including
      accrued   interest.  To  the  extent  that  any  repurchase
transaction exceeds  one
     business   day, the  value of the  collateral is  marked-to-
market  on a daily
     basis  to determine the adequacy of  the collateral. In  the event of  default
     on   the obligation to  repurchase, the Fund  has the  right
to liquidate the
     collateral  and  apply the proceeds in satisfaction  of  the obligation. To  the
     extent   that  proceeds  from the sale   of  the  underlying
securities are less
     than the repurchase price under the agreement, the Fund may incur a loss. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4.  FOREIGN CURRENCY TRANSLATION:  The books and
    records  of the Fund are maintained  in U.S. dollars. Amounts denominated in
     Brazilian currency are translated into U.S.  dollars at  the mean of the  bid
     and   asked prices  of such  currency against U.S.   dollars
last  quoted by a
    major bank as follows:

       -   investments,  other assets  and  liabilities  at   the
prevailing rates  of
         exchange on the valuation date;

       - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets  of the Fund are  presented  at  the foreign  exchange
     rate and market values at the close of the period, the  Fund does not isolate
     that   portion  of the results of operations  arising  as  a
result of changes in
    the foreign exchange rates from the fluctuations arising from changes in the
      market  prices  of  the  securities  held  at  period  end.
Similarly, the Fund does
     not  isolate  the  effect of  changes  in  foreign  exchange rates  from  the
     fluctuations  arising from changes  in the market  prices of securities sold
     during  the  period. Accordingly,  realized and   unrealized
foreign  currency
     gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on  foreign currency transactions represent  net
    foreign exchange gains (losses)
     from  sales  and  maturities  of  forward  foreign  currency contracts, disposition
     of   foreign currency and currency gains or losses  realized
between the trade
     and  settlement  dates on  securities  transactions. Foreign currency  gains
     (losses)   also  occur  due to the  difference  between  the
amount of investment
    income and foreign withholding taxes recorded on the Fund's books and the
    U.S.  dollar equivalent  amounts actually  received or  paid.
Net unrealized
      currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

5.  FORWARD FOREIGN CURRENCY CONTRACTS:  The Fund
     may enter into forward foreign currency contracts to protect securities  and
     related  receivables and payables against changes in  future foreign exchange
      rates.  A   forward  foreign   currency   contract  is   an
agreement  between  two
     parties  to buy or sell currency at a set price on a  future date. The market
     value  of   the contract  will  fluctuate with   changes  in
currency  exchange
     rates. The contract is marked-to-market daily and the change in market value
     is   recorded  by the  Fund  as unrealized  gain   or  loss.
The  Fund records
    realized gains or losses when the contract is closed equal to the difference
     between the value of the contract at the time it was  opened and the value at
     the  time it was  closed. Risk may arise  upon entering into these  contracts
    from  the potential inability  of counterparties to meet  the terms of their
     contracts  and  is  generally  limited  to   the  amount  of
unrealized gain on  the
     contracts,  if  any, at  the  date of  default.   Risks  may
also  arise from
     unanticipated movements in the value of a foreign currency relative to the
    U.S. dollar.

6.  PURCHASED OPTIONS:  The Fund may purchase
options.  In purchasing a call (put) option,  the Fund will  seek to benefit from
     an  increase   (decline)   in the   market   price   of  the
underlying  index  or
     security.  Risks may arise  in the event  of default by  the counterparty or
     unanticipated  movements  in  the   market   price  of   the
underlying  index  or
     security,   however, the maximum exposure to  loss  for  any
purchased option is
     limited  to  the  premium initially  paid for   the  option.
Realized gains  or
     losses   on  purchased options are included  with  net  gain
(loss) on securities
    sold in the financial statements.

7.  OTHER:  Security transactions are accounted for on
    the date the securities are purchased or sold. Realized gains and losses  on
     the   sale  of investment securities are determined  on  the
specific identified
     cost  basis. Interest  income is  recognized on the  accrual basis.  Dividend
     income  is recorded on the ex-dividend  date (except certain dividends which
     may  be recorded as  soon as the  Fund is informed of   such
dividend) net  of
    applicable  withholding taxes where recovery of such taxes is not reasonably
     assured. Distributions to shareholders are  recorded on  the ex-date.  Income
      distributions    and   capital   gain   distributions   are
determined in accordance
     with U.S. Federal  income tax  regulations which may  differ from  generally
      accepted  accounting  principles.  These  differences   are
principally due to the
     timing   of  the recognition  of losses  on securities   and
due  to permanent
    differences described in note A-2.

B. Morgan Stanley Asset Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment
Advisory Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of .90% of the
Fund's first $50 million of average weekly net assets, .70% of the Fund's next
$50 million of average weekly net assets and .50% of the Fund's average weekly net assets in excess of $100 million.

C.   Effective   September 1, 1995,  The Chase  Manhattan   Bank,
N.A., through  its
affiliate    Chase   Global   Funds   Services    Company    (the
"Administrator"), (formerly
Mutual Funds Service  Company, a wholly  owned subsidiary of  the
United  States
Trust    Company  of  New  York),  provides  administrative   and
shareholder services to
the   Fund   under   an  Administration  Agreement.   Under   the
Administration  Agreement,
the  Administrator  is  paid a fee computed  weekly  and  payable monthly at an annual
rate  of  .08%  of  the Fund's average weekly  net  assets,  plus
$75,000 per annum. In
addition,    the   Fund  is  charged  certain   out   of   pocket
expenses  by  the
Administrator.  Effective September 1, 1995, The Chase  Manhattan
Bank, N.A.  acts
as  custodian  for the Fund's assets held in the  United  States.
Prior to September
1,   1995, Mutual Funds  Service Company and  United States Trust
Company of New
York provided administrative and custodian services, respectively, to the Fund under the same terms, conditions and fees as stated above.

D.     Unibanco  -   Uniao  de  Bancos  Brasileiras   S.A.  ("the
Brazilian Administrator
and  Custodian") provides Brazilian administrative and  custodian services to  the
Fund  under  the  terms of  an  agreement.  Under the  agreement, the Brazilian
Administrator  and  Custodian is paid a fee computed  weekly  and paid monthly at an
annual  rate   of  .15%  of the  Fund's first   $50  million   of
average  weekly  net
assets,  .125% of the Fund's  next $50 million of  average weekly net assets and
 .10%  of  the Fund's average weekly net assets in excess of  $100 million.

E.   During  the  year ended December  31, 1995,  the  Fund  made purchases and  sales
totaling    $48,108,000   and  $77,135,000,    respectively,   of
investment securities
other  than   long-term  U.S.  Government securities   and  short
term  investments.
There  were no purchases  and sales of long-term  U.S. Government securities. At
December 31, 1995,  the U.S.  Federal income tax  cost basis   of
securities  was
$37,106,000 and accordingly, net unrealized depreciation for U.S.
Federal income
tax purposes was $2,435,000, of which $2,412,000, related to appreciated securities and $4,847,000 related to depreciated securities.

F.      In   connection   with   its   organization   the    Fund
incurred  $445,000  of
organization   costs which  are being amortized  on  a  straight-
line  basis over a
five year period beginning June 4, 1991, the date the Fund commenced operations.

G.  At December 31, 1995, a significant portion of the Fund's net assets consist
of  securities  denominated  in Brazilian currency.   Changes  in
currency  exchange
rates   will   affect the  value of  and investment  income  from
such securities.
Brazilian    securities   are    subject   to   greater     price
volatility,   limited
capitalization   and  liquidity, and higher rates   of  inflation
than securities of
companies  based  in  the United States.  In addition,  Brazilian securities may  be
subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

H.    The   Fund's  Articles  of   Incorporation  provide   that,
commencing January  6,
1992 and on each calendar quarter thereafter, the Fund will make a tender offer to repurchase its outstanding shares of Common Stock at a price equal to the net asset value per share at the time of repurchase.

    During the year ended December 31, 1995, the Fund repurchased the following shares:

                        U.S.
  DATE      SHARES      (000)
---------  ---------  ---------
   2/6/95    312,637  $  24,964
   5/5/95     41,019  $   2,975
   8/4/95      2,544  $     180
  11/6/95     20,286  $   1,377

     On February 5, 1996, the Fund repurchased 15,131 shares totaling $653,000.

I. Shareholders of the Fund may purchase shares of Common Stock from the Fund at a price equal to the net asset value at the beginning of the month. Purchases are not allowed during each month the Fund makes a tender offer to repurchase its outstanding shares. During the year ended December 31, 1995, the Fund issued
25,702 shares totaling $1,853,000.

J.   Each Director of the Fund who is not an officer of the  Fund or an affiliated
person   as defined  under the  Investment Company Act  of  1940,
as amended, may
elect to participate in the Directors' Deferred Compensation Plan
(the  "Plan").
Under  the Plan, such  Directors may elect  to defer payment   of
a percentage of
their  total  fees  earned  as a Director   of  the  Fund.  These
deferred portions  are
treated,  based on an election by the  Director, as if they  were either invested
in  the  Fund's shares or  invested in U.S. Treasury   Bills,  as
defined under  the
Plan.   At  December 31, 1995, none of the Directors  elected  to
participate in the
Plan.

K. During December 1995, the Board declared a distribution of $29.97 per share, derived from net realized gains, payable on January 9, 1996, to shareholders of record on December 29, 1995.

-----------------------------------------------------------------
---------------
FEDERAL TAX INFORMATION (UNAUDITED):

For   the  year  ended December  31,  1995,  the Fund  designates
$17,954,000 as
long-term capital gain dividend.

REPORT OF INDEPENDENT ACCOUNTANTS

---------
To the Shareholders and Board of Directors of The Brazilian Investment Fund, Inc.

In   our   opinion,  the accompanying  statement  of  net  assets
and  the related
statements of  operations  and  of  changes in  net  assets   and
the  financial
highlights   present  fairly,  in  all  material   respects,  the
financial position of
The  Brazilian  Investment Fund,  Inc. (the  "Fund") at  December
31,  1995,  the
results of its operations for the year then ended, the changes in its net assets
for   each  of  the two years in the period then  ended  and  the financial highlights
for  each of the four years in the  period then ended and for the period June  4,
1991  (commencement of operations) through December 31, 1991,  in conformity with
generally   accepted  accounting  principles.   These   financial
statements   and
financial   highlights  (hereafter  referred  to   as  "financial
statements") are the
responsibility of the  Fund's management;  our responsibility  is to express  an
opinion   on  these  financial statements  based on  our  audits.
We conducted our
audits  of   these   financial statements   in   accordance  with
generally  accepted
auditing  standards which require that  we plan and perform   the
audit to obtain
reasonable  assurance about whether the financial statements  are free of material
misstatement.  An  audit includes examining,  on  a  test  basis, evidence  supporting
the    amounts  and  disclosures  in  the  financial  statements, assessing  the
accounting principles used  and significant  estimates  made   by
management,  and
evaluating   the  overall  financial statement  presentation.  We
believe that our
audits, which  included  confirmation of  securities  at December
31,  1995  by
correspondence   with  the  custodians  and   brokers   and   the
application  of
alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

February 9, 1996

FINANCIAL STATEMENTS

---------

STATEMENT OF NET ASSETS

---------

DECEMBER 31, 1994



                                                    VALUE

                                      SHARES        (000)


---------------------------------------------------------

------------

BRAZILIAN INVESTMENT FUND (98.7%)

--------------------------------------------------

----------

BRAZILIAN PREFERRED STOCKS (96.8%)

(Unless otherwise noted)

---------------------------------------------------------

-------------

APPLIANCES & HOUSEHOLD DURABLES (9.2%)

  Brasmotor                        4,441,800  U.S.$ 1,799

  Continental 2001                 7,600,000          205

  Multibras                        1,274,500        1,670

  Refripar                     1,143,557,920        3,780

                                              -----------

                                                    7,454

                                              -----------

---------------------------------------------------------

-------------

AUTOMOBILES (4.3%)

  Iochpe Maxion                    4,850,000        3,378

  Marcopolo 'B'                      500,000          134

                                              -----------

                                                    3,512

                                              -----------

---------------------------------------------------------

-------------

BANKING (11.3%)

  Banco Bradesco                 360,509,400        3,065

  Banco do Brasil                115,000,000        2,267

  Banco Nacional                  45,653,664        1,159

  Banco Nacional (Common)         11,801,600          311

  Itaubanco                        8,639,000        2,417

                                              -----------

                                                    9,219

                                              -----------

---------------------------------------------------------

-------------

BEVERAGES & TOBACCO (1.0%)

  Brahma                           2,385,700          785

                                              -----------

---------------------------------------------------------

-------------

CHEMICALS (2.9%)

  Rhodia-Ster GDR                    165,000        2,372

                                              -----------

---------------------------------------------------------

-------------

ENERGY SOURCES (9.1%)

  Petrobras                       58,477,320        7,387

                                              -----------

---------------------------------------------------------

-------------

FOOD & HOUSEHOLD PRODUCTS (2.5%)

  Ceval Alimentos                 12,000,000          177

  +Dixie Lalekla                   1,811,290        1,818

                                              -----------

                                                    1,995

                                              -----------

---------------------------------------------------------

-------------

INDUSTRIAL COMPONENTS (1.0%)

  SECTIONS Schulz 'B'             18,000,000          850

                                              -----------

---------------------------------------------------------

-------------

MERCHANDISING (1.6%)

  +Lojas Americanas (Bonus Rights)   183,270           26

  +Mesbla                          6,982,050        1,253

                                              -----------

                                                    1,279

                                              -----------

---------------------------------------------------------

-------------

METALS -- NON-FERROUS (1.5%)

  Vale do Rio Doce                 6,163,800        1,179

                                              -----------

---------------------------------------------------------

-------------

METALS -- STEEL (7.9%)

  Cia Siderurgica Nacional

   (Common)                       78,800,000  U.S.$ 2,684

  +Cosipa 'B'                        194,000          564

  Usiminas                     2,361,123,300        3,206

                                              -----------

                                                    6,454

                                              -----------

---------------------------------------------------------

-------------

RECREATION, OTHER CONSUMER GOODS (0.8%)

  Manufatura Brinquedos de

   Estrela                       198,000,000          502

  Tec Toy                        175,000,000          182

                                              -----------

                                                      684

                                              -----------

---------------------------------------------------------

-------------

TELECOMMUNICATIONS (17.8%)

  Telebras                       168,700,000        7,549

  Telebras 'D'                     6,323,895          235

  Telebras (Common)               80,700,000        3,478

  Telesp                          22,157,978        3,152

  Telesp 'P'                          92,602           41

                                              -----------

                                                   14,455

                                              -----------

---------------------------------------------------------

-------------

TEXTILES & APPAREL (4.9%)

  Brasperola 'A'                   1,000,000        1,346

  Moinho Santista                    261,000          647

  SECTIONS Wentex                  1,670,000        1,972

                                              -----------

                                                    3,965

                                              -----------

---------------------------------------------------------

-------------

UTILITIES -- ELECTRICAL & GAS (21.0%)

  Cemig ADR                           67,500        1,637

  +Centrais Eletricas de Santa Catarina

   'B'                             1,435,000        1,355

  Cia Energetica de Sao Paulo         11,930           16

  Cia Energetica de Sao Paulo

   (Common)                          138,236          180

  Cia Paulista de Forca e

   Luz                             7,050,000          483

  +Cia Paulista de Forca e

   Luz (Common)                   26,120,000        2,313

  Eletrobras 'B'                  21,097,000        7,323

  Eletrobras (Common)              9,008,000        3,180

  Light (Common)                   1,575,000          569

                                              -----------

                                                   17,056

                                              -----------

---------------------------------------------------------

-------------

TOTAL BRAZILIAN PREFERRED STOCKS

  (Cost U.S. $46,960)                              78,646

                                              -----------

---------------------------------------------------------

-------------

PURCHASED OPTIONS (1.9%)

  +Cia Paulista de Forca e

   Luz call, expiring

   10/16/95, strike price

   BRL 70.00                      18,700,000          194

  +Eletrobras call,

   expiring 6/19/95,

   strike price BRL 30.58         11,660,000        1,322

                                              -----------

  (Cost U.S. $794)                                  1,516

                                              -----------

---------------------------------------------------------

-------------




    The accompanying notes are an integral part of the financial statements.



                                      AMOUNT        VALUE

                                       (000)        (000)


---------------------------------------------------------

------------

FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (0.0%)

  Brazilian Real

   (Cost U.S. $28)                  BRL   23  U.S.$    28

                                              -----------

---------------------------------------------------------

-------------

TOTAL BRAZILIAN INVESTMENT FUND

  (Cost U.S. $47,782)                              80,190

                                              -----------

---------------------------------------------------------

-------------

TOTAL INVESTMENTS (98.7%)

  (Cost U.S. $47,782)                              80,190

                                              -----------

---------------------------------------------------------

-------------

OTHER ASSETS (2.6%)

  Receivable for Investments Sold  U.S.$1,954

  Dividends Receivable                     54

  Deferred Organization Costs             127

  Other Assets                             31       2,166

                                    --------- -----------

---------------------------------------------------------

-------------

LIABILITIES (-1.3%)

  Payable For:

    Bank Overdraft                      (850)

    Investments Purchased                (90)

    Investment Advisory Fees             (52)

    Professional Fees                    (49)

    Shareholder Reporting

     Expenses                            (18)

    U.S. Administrative Fees             (12)

    Directors' Fees and Expenses         (10)

    Brazilian Administrative and

     Custodian Fees                       (9)

    U.S. Custodian Fees                   (2)      (1,092)

                                   ---------  -----------

---------------------------------------------------------

-------------

NET ASSETS (100%)

  Applicable to 625,274 issued and

   outstanding U.S. $.01 par value shares

   (50,000,000 shares authorized)             U.S.$ 81,264

                                             -------------

----------------------------------------------------------------

-------------

NET ASSET VALUE PER SHARE                           U.S.$ 129.97

                                                   -------------


ADR -- American Depositary Receipt

GDR -- Global Depositary Receipt

 +  -- Non-income producing

SECTIONS -- Security acquired through an initial public offering of shares and fair valued at cost pending listing -- see Note A-1 to financial statements





December  31, 1994 exchange rate--Brazilian Real (BRL) 0.847=U.S.
$1.00






                                                  AMOUNT

                                                   (000)


--------------------------------------------------------

------------

AT DECEMBER 31, 1994, NET ASSETS CONSISTED OF:

-----------------------------------------------------------------

  Common Stock                                     U.S.$      6

  Capital Surplus                                        25,470

  Accumulated Net Investment

   Loss                                                     (36)

  Accumulated Net Realized Gain                          23,409

  Unrealized Appreciation on

   Investments and Foreign

   Currency                                              32,415

-----------------------------------------------------------------

TOTAL NET ASSETS                                  U.S.$  81,264

----------------------------------------------------------------

----------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.




YEAR
ENDED


DECEMBER
31, 1994

STATEMENT OF OPERATIONS
(000)


-----------------------------------------------------------------
------
----------

INVESTMENT INCOME

       Dividends.................................................
U.S.$
969

    Interest..................................................
6

    Less Foreign Taxes Withheld...............................
(86)

-----------------------------------------------------------------
------
----------

      Total Income............................................
889

-----------------------------------------------------------------
------
----------

EXPENSES

    U.S. Investment Advisory Fees.............................
607

    U.S. Administrative Fees..................................
154

    Brazilian Administrative and Custodian Fees...............
103

    Brazilian Taxes...........................................
92

    Amortization of Organization Costs........................
89

    Legal Fees................................................
68

    Audit Fees................................................
49

    Directors' Fees and Expenses..............................
47

    Brazilian Investment Advisory Fees........................
39

    Shareholder Reporting Expenses............................
17

    Custodian Fees............................................
5

    Other Expenses............................................
65

-----------------------------------------------------------------
------
----------

      Total Expenses..........................................
1,335

-----------------------------------------------------------------
------
----------

        Net Investment Loss...................................
(446)

-----------------------------------------------------------------
------
----------

NET REALIZED GAIN (LOSS)

    Investment Securities Sold................................
24,552

    Foreign Currency Transactions.............................
(524)

-----------------------------------------------------------------
------
----------

      Net Realized Gain.......................................
24,028

-----------------------------------------------------------------
------
----------

UNREALIZED APPRECIATION ON INVESTMENTS AND FOREIGN CURRENCY

    Beginning of Year.........................................
21,508

    End of Year...............................................
32,415

-----------------------------------------------------------------
------
----------

      Change in Unrealized Appreciation.......................
10,907

-----------------------------------------------------------------
------
----------

Total Net Realized Gain and Change in Unrealized

 Appreciation.................................................
34,935

-----------------------------------------------------------------
------
----------

    NET  INCREASE  IN NET ASSETS RESULTING FROM OPERATIONS.......
U.S.$
34,489

-----------------------------------------------------------------
------
----------

-----------------------------------------------------------------
------
----------






                                                             YEAR
ENDED
YEAR ENDED

                                                     DECEMBER 31,
1993
DECEMBER 31, 1994

STATEMENT OF CHANGES IN NET ASSETS                         (000)
(000)


-----------------------------------------------------------------
------
----------------------

INCREASE (DECREASE) IN NET ASSETS

Operations:

     Net Investment Income (Loss)..................         U.S.$
851
U.S.$  (446)

         Net      Realized      Gain.............................
10,349
24,028

        Change     in     Unrealized    Appreciation.............
18,449
10,907

-----------------------------------------------------------------
------
----------------------

    Net Increase in Net Assets Resulting from

                    Operations...................................
29,649
34,489

-----------------------------------------------------------------
------
----------------------

Distributions:

       In    Excess    of   Net   Investment   Income............
--
(1,122)

         Net      Realized      Gain.............................
(5,821)
(4,148)

       In    Excess    of   Net   Realized   Gain................
(141)
--

-----------------------------------------------------------------
------
----------------------

            Total        Distributions...........................
(5,962)
(5,270)

-----------------------------------------------------------------
------
----------------------

Capital Share Transactions:

    Subscription of Shares (2,355 and 4,128

             shares,        respectively)........................
196
445

    Reinvestment of Distributions (113,719 and

          50,471      shares,      respectively).................
5,991
5,220

    Repurchase of Shares (335,992 and 53,929

             shares,        respectively)........................
(24,354)
(5,827)

-----------------------------------------------------------------
------
----------------------

    Net Decrease in Net Assets Resulting From

          Capital      Share      Transactions...................
(18,167)
(162)

-----------------------------------------------------------------
------
----------------------

            Total        Increase................................
5,520
29,057

Net Assets:

         Beginning      of      Year.............................
46,687
52,207

-----------------------------------------------------------------
------
----------------------

    End of Year (including accumulated net

     investment loss of

        U.S.    $15    and   U.S.   $36,   respectively).........
U.S.$52,207
U.S.$81,264

-----------------------------------------------------------------
------
----------------------

-----------------------------------------------------------------
------
----------------------




    The accompanying notes are an integral part of the financial statements.



FINANCIAL HIGHLIGHTS

                                            PERIOD FROM

                                         JUNE 4, 1991* TO
YEAR ENDED DECEMBER 31,

                                           DECEMBER 31,     -----
------
---------------------------------------------

SELECTED    PER   SHARE   DATA   AND   RATIOS:               1991
1992
1993                1994


-----------------------------------------------------------------
------
---------------------------------------------

NET   ASSET   VALUE,  BEGINNING  OF  PERIOD....   U.S.$     50.00
U.S.$63.31
U.S.$   55.28       U.S.$   83.58

-----------------------------------------------------------------
------
---------------------------------------------

Offering      Costs..........................              (0.21)
--
--                  --

-----------------------------------------------------------------
------
---------------------------------------------

Net    Investment    Income   (Loss)............             0.84
(0.09)
1.42               (0.71)

Net Realized and Unrealized Gain (Loss)

     on     Investments.........................            12.68
(7.94)
33.94               54.72

-----------------------------------------------------------------
------
---------------------------------------------

       Total   from   Investment   Operations....           13.52
(8.03)
35.36               54.01

-----------------------------------------------------------------
------
---------------------------------------------

Distributions:

    In Excess of Net Investment

           Income.............................                 --
--
--              (1.80)

       Net    Realized   Gain...................               --
--
(6.89)              (6.65)

      In   Excess   of  Net  Realized  Gain......              --
--
(0.17)                  --

-----------------------------------------------------------------
------
---------------------------------------------

        Total    Distributions.................                --
--
(7.06)              (8.45)

-----------------------------------------------------------------
------
---------------------------------------------

Increase in Net Asset Value due to

 Shares Issued on Reinvestment of

       Distributions..........................                 --
--
--                0.83

-----------------------------------------------------------------
------
---------------------------------------------

NET   ASSET   VALUE,  END  OF  PERIOD..........   U.S.$     63.31
U.S.$55.28
U.S.$   83.58       U.S.$  129.97

-----------------------------------------------------------------
------
---------------------------------------------

-----------------------------------------------------------------
------
---------------------------------------------

TOTAL INVESTMENT RETURN:

      Net   Asset   Value   (1).................           26.62%
(12.68)%
72.52%              68.32%

-----------------------------------------------------------------
------
---------------------------------------------

-----------------------------------------------------------------
------
---------------------------------------------

RATIOS, SUPPLEMENTAL DATA:

-----------------------------------------------------------------
------
---------------------------------------------

NET   ASSETS,   END   OF   PERIOD  (THOUSANDS)...     U.S.$51,159
U.S.$46,687
U.S.$52,207         U.S.$81,264

-----------------------------------------------------------------
------
---------------------------------------------

-----------------------------------------------------------------
------
---------------------------------------------

Ratio of Expenses to Average Net

    Assets.................................            2.00%**(2)
2.27
%(2           2.22%               1.82%

Ratio of Net Investment Income (Loss) to

 Average Net Assets.....................          3.49%**
(0.07)%              1.57%              (0.61)%

Portfolio    Turnover    Rate.................                 1%
36%
40%                 52%

-----------------------------------------------------------------
------
---------------------------------------------




  *Commencement of operations

 **Annualized

(1)Total   investment   return based  on per   share  net   asset
value
reflects the

    effects of changes in net asset value on the performance of the
Fund  during

    each   period,  and  assumes  dividends   and  distributions,
if
any,  were

    reinvested.  The  Fund's  shares are  issued   in  a  private
placement and
are  not

   traded, therefore market value total investment return is not calculated.

(2)Reflects a voluntary expense limitation in effect during the period. As a result of such limitation, expenses of the Fund for the periods ended

   December 31, 1991 and 1992 reflect a benefit of $.10 and $.14, respectively.



    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1994



----------



    The Brazilian Investment Fund, Inc. (the "Fund") was incorporated on

November 7, 1990, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The

Fund's common stock is not registered under the Securities Act of 1933.
The Fund

makes its investments in Brazil through an investment fund established in compliance with Brazilian law. The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the investment fund and the Fund.



A. The following significant accounting policies are in conformity with

generally   accepted   accounting   principles   for   investment
companies. Such
policies

are consistently followed by the Fund in the preparation of its financial statements.



1.   SECURITY  VALUATION:  In valuing  the  Fund's   assets,  all
listed
securities,

including purchased options, for which market quotations are readily available

are   valued at the  last sales price on  the valuation date,  or if
there was no

sale on such date, at the mean between the current bid and asked prices.

Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. All

non-equity   securities  as  to   which  market  quotations   are
readily
available are

valued at their market values. Short-term securities which mature in 60 days or

less   are valued at amortized cost. Other securities and  assets for
which market

values are not readily available (including investments which are subject to

limitations   as to their sale or for which  a ready  market  for
the
securities in

the quantities owned by the Fund does not exist) are valued at fair value as

determined   in  good  faith  by the  Board   of  Directors  (the
"Board"),
although the

actual calculations may be done by others.



2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment  company and  distribute all of  its taxable  income.
Accordingly, no

provision for U.S. Federal income taxes is required in the financial statements.



    Through December 31, 1993, the Fund was subject to a Brazilian

repatriation   tax   with   respect to  remittances   outside  of
Brazil
of its

dividend   and  interest  income  net   of  applicable  expenses.
Effective
January

1,   1994,  this  tax on dividend and  interest income  is  being withheld
at the

source.



      Effective  January  1,   1994,  the  Brazilian   Government
announced a
0.25%

tax on banking transaction debits (withdrawals). The tax was subsequently repealed  on  January 1, 1995. This tax is included in  Brazilian
Taxes on
the

Statement of Operations.



    Capital   surplus,  accumulated  net  investment  loss  and
accumulated

realized   gain   have  been  adjusted  for  permanent   book-tax
differences.



3.   REPURCHASE  AGREEMENTS:  In  connection  with   transactions
in
repurchase

agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which equals or exceeds the principal amount of the

repurchase   transaction,  including accrued  interest.   To  the
extent
that any

repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral.

In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the

obligation. To  the  extent  that  proceeds from  the   sale   of
the
underlying

securities   are  less  than  the  repurchase  price  under   the
agreement, the
Fund may

incur  a  loss.  In the  event of default or bankruptcy   by  the
other
party to  the

agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.



4. FOREIGN CURRENCY TRANSLATION: The books and records of the
Fund  are

maintained    in    U.S.   dollars.   Amounts   denominated    in
Brazilian
currency are

translated into U.S. dollars  at the mean  of the bid and   asked
prices
of  such

currency against U.S. dollars last quoted by a major bank as follows:

       -   investments,   other assets and   liabilities  at  the
prevailing
rates of

         exchange on the valuation date;

      - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.



Although   the  net  assets of  the Fund are  presented   at  the
foreign
exchange

rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does

not   isolate   the   effect of  changes   in   foreign  exchange
rates
from the

fluctuations  arising  from changes  in  the  market   prices  of
securities
sold

during    the  period.   Accordingly,  realized   and  unrealized
foreign
currency

gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.



      Net    realized   gains  (losses)  on    foreign   currency
transactions
represent

net foreign exchange  gains

(losses)    from  sales  and   maturities  of   forward  currency
contracts,

disposition of foreign currency and currency gains or losses realized between the trade and settlement dates on securities transactions.

Foreign currency gains (losses) also occur due to the difference between the

amount  of  investment  income  and   foreign  withholding  taxes
recorded on
the

Fund's  books   and  the U.S. dollar equivalent amounts  actually
received
or

paid. Net unrealized currency gains (losses) from valuing foreign currency

denominated  assets  and  liabilities at   period  end   exchange
rates  are

reflected    as    a   component   of   unrealized   appreciation
(depreciation).



5. FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign

currency   contracts   to    protect  securities   and    related
receivables and
payables

against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a

future  date. The  market value of  the contract will   fluctuate
with
changes  in

currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss.
The  Fund

records   realized   gains  or  losses  when   the   contract  is
closed
equal  to the

difference between the value of the contract at the time it was opened and the

value   at   the  time  it  was closed.  Risk  may   arise   upon
entering
into these

contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the

contracts,   if   any,  at  the  date  of  default.   Risks   may
also
arise  from

unanticipated movements in the value of a foreign currency relative to the U.S.

dollar.



6. PURCHASED OPTIONS: The Fund may purchase options. In purchasing a call (put)

option, the Fund will seek to benefit from an increase (decline) in the market

price   of the  underlying index  or security.  Risks may   arise
in  the
event of

default by the counterparty  or unanticipated movements  in   the
market
price  of

the   underlying index or security, however, the maximum exposure to
loss for any

purchased  option  is limited  to  the premium   initially   paid
for  the
option.

Realized gains or losses on purchased options are included with net gain (loss)

on securities sold in the financial statements.



7. OTHER: Security transactions are accounted for on the date the securities are

purchased or  sold.  Realized  gains  and  losses  on  the   sale
of
investment

securities are determined on the specific identified cost basis.
Interest income

is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-date. Income distributions and capital gain

distributions   are   determined   in   accordance   with    U.S.
Federal
income  tax

regulations   which    may  differ   from    generally   accepted
accounting
principles.

These differences are primarily due to differing treatments for foreign currency transactions and deferral of post-October losses.



B.     Morgan   Stanley   Asset  Management   Inc.   (the   "U.S.
Adviser")
provides

investment advisory services to the Fund under the terms of an
Investment

Advisory  Agreement (the "Agreement"). Under the  Agreement,  the
U.S.
Adviser is

paid a fee computed weekly and payable monthly at an annual rate of
 .90% of  the

Fund's first $50 million of average weekly net assets, .70% of the
Fund's next

$50 million of average weekly net assets and .50% of the Fund's average weekly net assets in excess of $100 million.



C.   For the period  January 1, 1994 to June  14, 1994, Unibanco
Consulatoria de

Investmentos  S/C   Ltda.  (the  "Brazilian  Adviser")   provided
investment
advice,

research  and assistance on behalf of the Fund to Morgan  Stanley
Asset
Management

Inc.   under  terms  of  a  contract. Under  the  contract,   the
Brazilian
Adviser was

paid a fee computed weekly and paid monthly at an annual rate of
 .15% of  the

Fund's first $50 million of average weekly net assets, .125% of the
Fund's next

$50 million of average weekly net assets and .10% of the Fund's average weekly net assets in excess of $100 million. On June 14, 1994, the contract expired and

was   not  renewed.  The Brazilian  Adviser is  a subsidiary   of
Unibanco-
Uniao de

Bancos   Brasileiros  S.A.,  a  Brazilian  bank  and  the  Fund's
Brazilian
Administrator

and Custodian.



     During the period from January 1, 1994 to June 6, 1994, the
Fund  made

purchases and sales of $8,746,000 and $8,929,000, respectively, of UBB
Financial

Fund,    which   is  sponsored   by  Unibanco-Uniao   de   Bancos
Brasileiros
S.A. (the

"Brazilian Administrator and Custodian"), an affiliate of the Brazilian
Adviser.

During the same period, the Fund earned income of $487,000 from UBB
Financial

Fund   which was offset by  foreign currency losses of  $571,000.
The
net loss of

$84,000 is included in net realized loss on foreign currency transactions.



D.   The   United  States  Trust  Company  of   New  York  ("U.S.
Trust"),
through  its

wholly owned subsidiary Mutual Funds Service Company, provides administrative and shareholder services to  the Fund under  an Administration
Agreement.  Under

the   Administration   Agreement, U.S.  Trust  is   paid  a   fee
computed
weekly and

payable  monthly  at   an annual  rate of  .08%  of   the  Fund's
average
weekly  net

assets, plus $75,000 per annum. Effective May 15, 1994,

U.S.   Trust replaced Morgan Guaranty Trust Company  of New  York as
custodian for

the Fund's assets held in the United States.



E. The Brazilian Administrator and Custodian provides Brazilian administrative

and   custodian  services to the  Fund under  the  terms   of  an
agreement.
Under the

agreement, the  Brazilian Administrator  and Custodian   is  paid
a fee
computed

weekly   and paid  monthly at  an annual  rate of  .15%  of   the
Fund's
first $50

million of average weekly net  assets, .125% of the  Fund's  next
$50
million  of

average   weekly  net  assets and  .10% of  the  Fund's   average
weekly net
assets in

excess of $100 million.



   During the period from January  1, 1994 to June  14, 1994, the
Fund
incurred

$5,000  in  brokerage  commission fees to Unibanco  Corretora  de
Valores
Mobiliarios

S.A., a subsidiary of the Brazilian Administrator and Custodian.



F. During the year ended December 31, 1994, the Fund made purchases and sales

totaling   $37,250,000    and  $43,938,000,    respectively,   of
investment
securities

other    than   U.S.  Government   securities  and  short    term
investments. At
December

31, 1994, the U.S. Federal income tax cost basis of securities was the same as

that    for   financial   reporting  purposes  and   accordingly,
net
unrealized

appreciation   for   U.S.  Federal   income  tax   purposes   was
$32,408,000,
of  which

$33,332,000     related    to    appreciated    securities    and
$924,000
related  to

depreciated securities. For the year ended December 31, 1994, the Fund expects

to   defer,  to  January  1,  1995 for U.S.  Federal  income  tax purposes,
post-October

currency losses of $36,000.



G.      In   connection   with   its   organization   the    Fund
incurred
$445,000  of

organization   costs which  are being amortized  on  a  straight-
line
basis over a

five year period beginning June 4, 1991, the date the Fund commenced operations.



H. At December 31, 1994, 98.7% of the Fund's net assets consist of securities

denominated   in   Brazilian  currency.   Changes   in   currency
exchange
rates will

affect  the   value   of  and   investment   income  from    such
securities.
Brazilian

securities are subject to greater price volatility, limited capitalization and

liquidity,  and  higher rates of inflation   than  securities  of
companies
based  in

the United States.



I.     The   Fund's  Articles  of   Incorporation  provide  that,
commencing
January 6,

1992 and on each calendar quarter thereafter, the Fund will make a tender offer to repurchase its outstanding shares of Common Stock at a price equal to the net asset value per share at the time of repurchase.



      During   the  year  ended  December  31,  1994,  the   Fund
repurchased the
following

shares:





                           U.S.

   DATE       SHARES      (000)

----------   --------   ----------


    2/4/94     45,452       $5,017

   4/30/94      7,501       $  678

    8/1/94        242       $   26

   11/7/94        734       $  106




     On   February   13,  1995  the   Fund  repurchased   312,637
shares
totaling

$24,964,000.



J.    Shareholders  of the Fund may purchase   shares  of  common
stock from
the Fund

at a price equal to the net asset value at the beginning of the month.
Purchases

are not allowed during each month the Fund makes a tender offer to repurchase its outstanding shares. During the year ended December 31, 1994, the
Fund issued

4,128 shares totaling $445,000.



K.   During  December 1994, the Board declared a distribution  of
$34.88
per share,

derived from net realized gains, payable on January 10, 1995, to shareholders of record on December 30, 1994.



-----------------------------------------------------------------
------
---------



FEDERAL TAX INFORMATION: (UNAUDITED)



For  the  year  ended  December 31,  1994,  the  Fund  designates
$15,921,000
as

long-term capital gain.

REPORT OF INDEPENDENT ACCOUNTANTS



---------

To the Shareholders and Board of Directors of

The Brazilian Investment Fund, Inc.



In   our   opinion,  the accompanying  statement  of  net  assets
and
the related

statements of  operations  and  of  changes in  net  assets   and
the
financial

highlights   present  fairly,  in  all  material   respects,  the
financial
position of

The  Brazilian  Investment Fund,  Inc. (the  "Fund") at  December
31,
1994,  the

results of its operations for the year then ended, the changes in its net assets

for   each  of  the two years in the period then  ended  and  the financial
highlights

for each of the three years in the period then ended and for the period
June  4,

1991 (commencement of operations) through December 31, 1991, in conformity with generally  accepted  accounting  principles.  These  financial
statements   and

financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an

opinion   on  these  financial statements  based on  our  audits.
We
conducted our

audits  of   these   financial statements   in   accordance  with
generally
accepted

auditing  standards which require that  we plan and perform   the
audit
to obtain

reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting

the   amounts  and  disclosures  in  the  financial  statements, assessing  the

accounting principles used and significant estimates made by management, and

evaluating   the  overall  financial statement  presentation.  We
believe
that our

audits, which  included  confirmation of  securities  at December
31,
1994  by

correspondence   with  the  custodians  and   brokers  and  the
application  of

alternative  auditing   procedures   where   confirmations   from
brokers
were  not

received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP



1177 Avenue of the Americas

New York, New York 10036



February 17, 1995



                                       11